                                                                    Exhibit 4.1


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               AVADO BRANDS, INC.,


                                   as Issuer,


                          the GUARANTORS named herein,


                                 as Guarantors,


                                       and


                             SUNTRUST BANK, ATLANTA,


                                   as Trustee


                                   INDENTURE
                                   ---------



                           Dated as of June 22, 1999



                                  $100,000,000

                   11 3/4% Senior Subordinated Notes due 2009




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             CROSS-REFERENCE TABLE


    TIA                                                                     Indenture
Section                                                                       Section
-------                                                                     ---------

310(a)(1)................................................................   7.10
      (a)(2).............................................................   7.10
      (a)(3).............................................................   N.A.
      (a)(4).............................................................   N.A.
      (a)(5).............................................................   7.08; 7.10
      (b)................................................................   7.08; 7.10; 13.02
      (c)................................................................   N.A.
311(a)...................................................................   7.11
      (b)................................................................   7.11
      (c)................................................................   N.A.
312(a)...................................................................   2.05
      (b)................................................................   13.03
      (c)................................................................   13.03
313(a)...................................................................   7.06
      (b)(1).............................................................   7.06
      (b)(2).............................................................   7.06
      (c)................................................................   7.06; 13.02
      (d)................................................................   7.06
314(a)...................................................................   4.08; 4.10; 13.02
      (b)................................................................   N.A.
      (c)(1).............................................................   7.02; 13.04; 13.05
      (c)(2).............................................................   7.02; 13.04; 13.05
      (c)(3).............................................................   N.A.
      (d)................................................................   N.A.
      (e)................................................................   13.05
      (f)................................................................   N.A.
315(a)...................................................................   7.01(b)
      (b)................................................................   7.05
      (c)................................................................   7.01
      (d)................................................................   6.05; 7.01(c)
      (e)................................................................   6.11
316(a)(last sentence)....................................................   2.09
      (a)(1)(A)..........................................................   6.05
      (a)(1)(B)..........................................................   6.04
      (a)(2).............................................................   9.05
      (b)................................................................   6.07
      (c)................................................................   9.05
317(a)(1)................................................................   6.08
      (a)(2).............................................................   6.09
      (b)................................................................   2.04
318(a)...................................................................   13.01
      (c)................................................................   13.01

N.A. means Not Applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture

                                               TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----


                                                  ARTICLE ONE

                                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.              Definitions........................................................................1
SECTION 1.02.              Incorporation by Reference of TIA.................................................31
SECTION 1.03.              Rules of Construction.............................................................32

                                                  ARTICLE TWO

                                                THE SECURITIES

SECTION 2.01.              Form and Dating...................................................................32
SECTION 2.02.              Execution and Authentication......................................................33
SECTION 2.03.              Registrar and Paying Agent........................................................34
SECTION 2.04.              Paying Agent To Hold Assets in Trust..............................................35
SECTION 2.05.              Holder Lists......................................................................36
SECTION 2.06.              Transfer and Exchange.............................................................36
SECTION 2.07.              Replacement Securities............................................................38
SECTION 2.08.              Outstanding Securities............................................................38
SECTION 2.09.              Treasury Securities...............................................................39
SECTION 2.10.              Temporary Securities..............................................................39
SECTION 2.11.              Cancellation......................................................................39
SECTION 2.12.              Defaulted Interest................................................................40
SECTION 2.13.              CUSIP Number......................................................................40
SECTION 2.14.              Restrictive Legends...............................................................40
SECTION 2.15.              Book-Entry Provisions for Global Security.........................................42
SECTION 2.16.              Special Transfer Provisions.......................................................44
SECTION 2.17.              Deposit of Moneys.................................................................46

                                                 ARTICLE THREE

                                                  REDEMPTION

SECTION 3.01.              Notices to Trustee................................................................47
SECTION 3.02.              Selection of Securities To Be Redeemed............................................47
SECTION 3.03.              Notice of Redemption..............................................................47
SECTION 3.04.              Effect of Notice of Redemption....................................................49
SECTION 3.05.              Deposit of Redemption Price.......................................................49
SECTION 3.06.              Securities Redeemed in Part.......................................................49


                                                                                                           Page
                                                                                                           ----


                                                 ARTICLE FOUR

                                                   COVENANTS
SECTION 4.01.              Payment of Securities.............................................................50
SECTION 4.02.              Maintenance of Office or Agency...................................................50
SECTION 4.03.              Limitation on Restricted Payments.................................................50
SECTION 4.04.              Limitation on Indebtedness........................................................54
SECTION 4.05.              Corporate Existence...............................................................57
SECTION 4.06.              Payment of Taxes and Other Claims.................................................57
SECTION 4.07.              Maintenance of Properties and Insurance...........................................58
SECTION 4.08.              Compliance Certificate; Notice of Default.........................................58
SECTION 4.09.              Compliance with Laws..............................................................59
SECTION 4.10.              Reports to Holders................................................................60
SECTION 4.11.              Waiver of Stay, Extension or Usury Laws...........................................60
SECTION 4.12.              Limitations on Transactions with Shareholders and Affiliates......................61
SECTION 4.13.              Limitation on Dividend and Other Payment Restrictions Affecting
                              Restricted Subsidiaries........................................................62
SECTION 4.14.              Limitation on Liens...............................................................64
SECTION 4.15.              Change of Control.................................................................65
SECTION 4.16.              Limitation on Asset Sales.........................................................67
SECTION 4.17.              Prohibition on Incurrence of Senior Subordinated Debt.............................70
SECTION 4.18.              Limitation of Guarantees by Restricted Subsidiaries...............................70
SECTION 4.19.              Payment for Consents..............................................................72

                                                 ARTICLE FIVE

                                             SUCCESSOR CORPORATION

SECTION 5.01.              Consolidation, Merger and Sale of Assets..........................................72
SECTION 5.02.              Successor Corporation Substituted.................................................74

                                                  ARTICLE SIX

                                             DEFAULT AND REMEDIES

SECTION 6.01.              Events of Default.................................................................75
SECTION 6.02.              Acceleration......................................................................77
SECTION 6.03.              Other Remedies....................................................................78


                                                                                                           Page
                                                                                                           ----

SECTION 6.04.              Waiver of Past Defaults...........................................................78
SECTION 6.05.              Control by Majority...............................................................78
SECTION 6.06.              Limitation on Suits...............................................................79
SECTION 6.07.              Rights of Holders To Receive Payment..............................................79
SECTION 6.08.              Collection Suit by Trustee........................................................80
SECTION 6.09.              Trustee May File Proofs of Claim..................................................80
SECTION 6.10.              Priorities........................................................................81
SECTION 6.11.              Undertaking for Costs.............................................................81

                                                 ARTICLE SEVEN

                                                    TRUSTEE

SECTION 7.01.              Duties of Trustee.................................................................82
SECTION 7.02.              Rights of Trustee.................................................................83
SECTION 7.03.              Individual Rights of Trustee......................................................84
SECTION 7.04.              Trustee's Disclaimer..............................................................85
SECTION 7.05.              Notice of Default.................................................................85
SECTION 7.06.              Reports by Trustee to Holders.....................................................85
SECTION 7.07.              Compensation and Indemnity........................................................86
SECTION 7.08.              Replacement of Trustee............................................................87
SECTION 7.09.              Successor Trustee by Merger, Etc..................................................88
SECTION 7.10.              Eligibility; Disqualification.....................................................88
SECTION 7.11.              Preferential Collection of Claims Against Company.................................89

                                                 ARTICLE EIGHT

                                      DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.01.              Termination of the Company's Obligations..........................................89
SECTION 8.02.              Legal Defeasance and Covenant Defeasance..........................................91
SECTION 8.03.              Conditions to Legal Defeasance or Covenant Defeasance.............................92
SECTION 8.04.              Application of Trust Money........................................................95
SECTION 8.05.              Repayment to the Company..........................................................95
SECTION 8.06.              Reinstatement.....................................................................96

                                                 ARTICLE NINE

                                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.              Without Consent of Holders........................................................96
SECTION 9.02.              With Consent of Holders...........................................................97


                                                                                                           Page
                                                                                                           ----

SECTION 9.03.              Effect on Senior Debt.............................................................99
SECTION 9.04.              Compliance with TIA...............................................................99
SECTION 9.05.              Revocation and Effect of Consents.................................................99
SECTION 9.06.              Notation on or Exchange of Securities............................................100
SECTION 9.07.              Trustee To Sign Amendments, Etc..................................................100

                                                  ARTICLE TEN

                                          SUBORDINATION OF SECURITIES

SECTION 10.01.             Securities Subordinated to Senior Debt...........................................101
SECTION 10.02.             Suspension of Payment When Senior Debt Is in Default.............................101
SECTION 10.03.             Securities Subordinated to Prior Payment of All Senior Debt on
                              Dissolution, Liquidation or Reorganization of Company.........................103
SECTION 10.04.             Payments May Be Paid Prior to Dissolution........................................105
SECTION 10.05.             Holders To Be Subrogated to Rights of Holders of Senior Debt.....................105
SECTION 10.06.             Obligations of the Company Unconditional.........................................106
SECTION 10.07.             Notice to Trustee................................................................106
SECTION 10.08.             Reliance on Judicial Order or Certificate of Liquidating Agent...................107
SECTION 10.09.             Trustee's Relation to Senior Debt................................................107
SECTION 10.10.             Subordination Rights Not Impaired by Acts or Omissions of the Company
                              or Holders of Senior Debt.....................................................108
SECTION 10.11.             Securityholders Authorize Trustee To Effectuate Subordination of
                              Securities....................................................................108
SECTION 10.12.             This Article Ten Not To Prevent Events of Default................................109
SECTION 10.13.             Trustee's Compensation Not Prejudiced............................................109

                                                ARTICLE ELEVEN

                                            GUARANTEE OF SECURITIES

SECTION 11.01.             Unconditional Guarantee..........................................................109
SECTION 11.02.             Limitations on Guarantees........................................................111
SECTION 11.03.             Execution and Delivery of Guarantee..............................................111
SECTION 11.04.             Release of a Guarantor...........................................................112


                                                                                                           Page
                                                                                                           ----

SECTION 11.05.             Waiver of Subrogation............................................................113
SECTION 11.06.             Immediate Payment................................................................114
SECTION 11.07.             No Set-Off.......................................................................114
SECTION 11.08.             Obligations Absolute.............................................................114
SECTION 11.09.             Obligations Continuing...........................................................114
SECTION 11.10.             Obligations Not Reduced..........................................................115
SECTION 11.11.             Obligations Reinstated...........................................................115
SECTION 11.12.             Obligations Not Affected.........................................................115
SECTION 11.13.             Waiver...........................................................................117
SECTION 11.14.             No Obligation To Take Action Against the Company.................................117
SECTION 11.15.             Dealing with the Company and Others..............................................117
SECTION 11.16.             Default and Enforcement..........................................................118
SECTION 11.17.             Amendment, Etc...................................................................118
SECTION 11.18.             Acknowledgment...................................................................118
SECTION 11.19.             Costs and Expenses...............................................................119
SECTION 11.20.             No Merger or Waiver; Cumulative Remedies.........................................119
SECTION 11.21.             Survival of Obligations..........................................................119
SECTION 11.22.             Guarantee in Addition to Other Obligations.......................................119
SECTION 11.23.             Severability.....................................................................120
SECTION 11.24.             Successors and Assigns...........................................................120

                                                ARTICLE TWELVE

                                          SUBORDINATION OF GUARANTEE
SECTION 12.01.             Guarantee Obligations Subordinated to Guarantor Senior Debt......................120
SECTION 12.02.             Suspension of Guarantee Obligations When Guarantor Senior Debt Is in
                              Default.......................................................................121
SECTION 12.03.             Guarantee Obligations Subordinated to Prior Payment of All Guarantor
                              Senior Debt on Dissolution, Liquidation or Reorganization of Such
                              Guarantor.....................................................................121
SECTION 12.04.             Payments May Be Paid Prior to Dissolution........................................123
SECTION 12.05.             Holders of Guarantee Obligations To Be Subrogated to Rights of
                              Holders of Guarantor Senior Debt..............................................124
SECTION 12.06.             Obligations of the Guarantors Unconditional......................................124
SECTION 12.07.             Notice to Trustee................................................................125


                                                                                                           Page
                                                                                                           ----

SECTION 12.08.             Reliance on Judicial Order or Certificate of Liquidating Agent...................126
SECTION 12.09.             Trustee's Relation to Guarantor Senior Debt......................................126
SECTION 12.10.             Subordination Rights Not Impaired by Acts or Omissions of the
                              Guarantors or Holders of Guarantor Senior Debt................................127
SECTION 12.11.             Holders Authorize Trustee To Effectuate Subordination of Guarantee
                              Obligations...................................................................127
SECTION 12.12.             This Article Twelve Not To Prevent Events of Default.............................128
SECTION 12.13.             Trustee's Compensation Not Prejudiced............................................128

                                               ARTICLE THIRTEEN

                                                 MISCELLANEOUS

SECTION 13.01.             TIA Controls.....................................................................128
SECTION 13.02.             Notices..........................................................................129
SECTION 13.03.             Communications by Holders with Other Holders.....................................130
SECTION 13.04.             Certificate and Opinion as to Conditions Precedent...............................130
SECTION 13.05.             Statements Required in Certificate or Opinion....................................130
SECTION 13.06.             Rules by Trustee, Paying Agent, Registrar........................................131
SECTION 13.07.             Legal Holidays...................................................................131
SECTION 13.08.             Governing Law....................................................................131
SECTION 13.09.             No Adverse Interpretation of Other Agreements....................................132
SECTION 13.10.             No Recourse Against Others.......................................................132
SECTION 13.11.             Successors.......................................................................132
SECTION 13.12.             Duplicate Originals..............................................................132
SECTION 13.13.             Severability.....................................................................132

Signatures            ......................................................................................S-1

Exhibit A           -    Form of Note
Exhibit B                Form of Exchange Note
Exhibit C           -    Form of Guarantee
Exhibit D           -    Form of Certificate for Transfers to Non-QIB Accredited Investors


                                                                                                           Page
                                                                                                           ----

Exhibit E           -    Form of Certificate for Transfers Pursuant to Regulation S

Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture

                  INDENTURE dated as of June 22, 1999 among AVADO BRANDS, INC., a Georgia corporation (the "COMPANY"), as issuer, each of the Guarantors named herein, as Guarantors, and SUNTRUST BANK, ATLANTA, as trustee (the "TRUSTEE").

                  The Company has duly authorized the creation of an issue of 11 3/4% Senior Subordinated Notes due 2009 and, when and if issued as provided in the Registration Rights Agreement, Exchange Notes, and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. All things necessary to make the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid and binding obligations of the Company and to make this Indenture a valid and binding agreement of the Company have been done.

                  Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the
Securities:


                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE


SECTION 1.01.     DEFINITIONS.

                  "ACCELERATION NOTICE" has the meaning set forth in Section
6.02.

                  "ACCREDITED INVESTOR" has the meaning set forth in Section 2.16(a).

                  "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person existing at the time such person merged with or into or became a Restricted Subsidiary.

                  "ADJUSTED CONSOLIDATED NET INCOME" means, for any period, the aggregate net income (or loss) of the Company and its consolidated Restricted Subsidiaries for such period determined in conformity with GAAP; PROVIDED that the following items shall be excluded in computing Adjusted Consolidated Net Income (without duplication):

                  (1) the net income (or loss) of any person that is not a Restricted Subsidiary, except to the extent of the amount of dividends or other distributions that both (i) are actually paid in cash to the Company or any of its Restricted Subsidiaries by such person during such period and (ii) when taken together with all other dividends and distributions paid during such period in cash to the Company or any of its Restricted Subsidiaries by such person, are not in excess of the Company's or any of its Restricted Subsidiaries' pro rata share of such other person's aggregate net income earned during such period;

                  (2) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (iii) of the first paragraph of the "Limitation on Restricted Payments" covenant described above (and in such case, except to the extent includable pursuant to clause (1) above), the net income of any person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any of its Restricted Subsidiaries or all or substantially all of the property and assets of such person are acquired by the Company or any of its Restricted Subsidiaries;

                  (3) the net income (or loss) of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not permitted by its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to such Restricted Subsidiary;

                  (4) any net gains or losses (on an after-tax basis) attributable to Asset Sales; and

                  (5) all net after-tax extraordinary gains and extraordinary losses.

                  "AFFILIATE" means, as applied to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), as applied to any person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract, or otherwise.

                  "AFFILIATE TRANSACTION" has the meaning set forth in Section 4.12.

                  "AGENT" means any Registrar, Paying Agent or co-Registrar.

                  "AGENT MEMBERS" has the meaning set forth in Section 2.15.

                  "ASSET ACQUISITION" means:

                  (1) an investment by the Company or any of its Restricted Subsidiaries in any other person pursuant to which such person shall become a Restricted Subsidiary or shall be merged into or consolidated with the Company or any of its Restricted Subsidiaries; or

                  (2) an acquisition by the Company or any of its Restricted Subsidiaries of the property and assets of any person other than the Company or any of its Restricted Subsidiaries that constitute substantially all of a division or line of business, or one or more restaurant properties, of such person.

                  "ASSET DISPOSITION" means the sale or other disposition by the Company or any of its Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary) of:

                  (1) all or substantially all of the Capital Stock of any Restricted Subsidiary; or

                  (2) all or substantially all of the assets that constitute a division or line of business, or one or more restaurant properties, of the Company or any of its Restricted Subsidiaries.

                  "ASSET SALE" means any sale, transfer, or other disposition (including by way of merger, consolidation, or sale-leaseback transactions) in one transaction or a series of related transactions by the Company or any of its Restricted Subsidiaries of all or any of its property, business, or assets (including, without limitation, the Capital Stock of any Re-stricted Subsidiary); PROVIDED that the following shall not be included in the definition of "Asset Sale":

                  (1) any transaction or series of related transactions for which the Company or any Restricted Subsidiary of the Company receives aggregate consideration of less than $1.0 million;

                  (2) any conveyance, sale, lease, transfer, or other disposition by a Restricted Subsidiary of the Company or any or all of its assets (upon voluntary liquidation or otherwise) to the Company or a Restricted Subsidiary of the Company;

                  (3) any conveyance, sale, lease, transfer, or other disposition by the Company or any Restricted Subsidiary of the Company in the ordinary course of business of assets acquired and held for resale in the ordinary course of business (in no event shall the conveyance, sale, lease, transfer, or other disposition of a restaurant property by the Company or any Restricted Subsidiary of the Company be considered in the ordinary course of business for purposes of this Indenture);

                  (4) any conveyance, sale, lease, transfer, or other disposition by the Company and its Restricted Subsidiaries of assets pursuant to and in accordance with the provisions described in Section 5.01;

                  (5) any sale by the Company or any Restricted Subsidiary of the Company of damaged, worn out, or other obsolete property in the ordinary course of business;

                  (6) any abandonment by the Company or any Restricted Subsidiary of the Company of assets and properties that are no longer useful in its business and cannot be sold; or

                  (7) any transfer by the Company or any Restricted Subsidiary of the Company of any Capital Stock of any Restricted Subsidiary of the Company to the Company or any Restricted Subsidiary of the Company.

                  "AVERAGE LIFE" means at any date of determination with respect to any Note, the quotient obtained by dividing:

                  (1) the sum of the products of (i) the number of years from such date of determination to the dates of each successive scheduled principal payment of such Note and (ii) the amount of such principal payment by

                  (2) the sum of all such principal payments.

                  "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar federal, state or foreign law for the relief of debtors.

                  "BOARD OF DIRECTORS" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

                  "BOARD RESOLUTION" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or any other day on which banking institutions in The City of New York are required or authorized by law or other governmental action to be closed.

                  "CAPITAL STOCK" means with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock or other ownership interests, whether now outstanding or issued after the Issue Date, including, without limitation, all common stock and preferred stock.

                  "CAPITALIZED LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person; and "Capitalized Lease Obligation" means the rental obligations, as aforesaid, under such lease.

                  "CASH EQUIVALENTS" means:

                  (1) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof;

                  (2) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S");

                  (3) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's;

                  (4) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250.0 million;

                  (5) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause
         (1) above entered into with any bank meeting the qualifications specified in clause (4) above; and

                  (6) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through (5) above.

                  "CEDEL" means Cedel Bank, S.A.

                  "CHANGE OF CONTROL" means such time as:

                  (1) a "person" or "group" (within the meaning of sections 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total Voting Stock of the Company on a fully diluted basis; or

                  (2) individuals who at the beginning of any period of two consecutive calendar years constituted the board of directors (together with any new directors whose election by the board of directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the board of directors then still in office who either were members of the board of directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the board of directors then in office.

                  "CHANGE OF CONTROL OFFER" has the meaning set forth in Section 4.15.

                  "CHANGE OF CONTROL PAYMENT" has the meaning set forth in
         Section 4.15.

                  "CHANGE OF CONTROL PAYMENT DATE" has the meaning set forth in
         Section 4.15.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMPANY" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter shall mean such successor corporation.

                  "CONSOLIDATED EBITDA" means, for any period, the sum of the amounts for such period of:

                  (1)    Adjusted Consolidated Net Income;

                  (2)    Consolidated Interest Expense;

                  (3) income taxes, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets);

                  (4) depreciation expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income;

                  (5) amortization expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income; and

                  (6) all other non-cash items reducing Adjusted Consolidated Net Income, less all non-cash items increasing Adjusted Consolidated Net Income, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in conformity with GAAP;

PROVIDED that, if any Restricted Subsidiary is not a Wholly-Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to:

                  (i) the amount of the Adjusted Consolidated Net Income attributable to such Restricted Subsidiary multiplied by

                  (ii) the quotient of (A) the number of shares of outstanding common stock of such Restricted Subsidiary not owned on the last day of such period by the Company or any of its Restricted Subsidiaries divided by (B) the total number of shares of outstanding common stock of such Restricted Subsidiary on the last day of such period.

                  "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, on any Transaction Date, the ratio of the aggregate amount of Consolidated EBITDA for the four fiscal quarters for which financial information in respect thereof is available immediately prior to such Transaction Date (the "REFERENCE PERIOD") to the aggregate Consolidated Fixed Charges during such Reference Period.

                  In making the foregoing calculation:

                  (1)      PRO FORMA effect shall be given to:

                            (i) any Indebtedness Incurred subsequent to the end
                  of the Reference Period and prior to the Transaction Date;

                           (ii) any Indebtedness Incurred during such Reference
                  Period to the extent such Indebtedness is outstanding at the Transaction Date; and

                          (iii) any Indebtedness to be Incurred on the
                  Transaction Date, in each case as if such Indebtedness had been Incurred on the first day of such Reference Period and after giving PRO FORMA effect to the application of the proceeds thereof as if such application had occurred on such first day;

                  (2) Consolidated Interest Expense attributable to interest on any Indebtedness (whether existing or being Incurred) computed on a PRO FORMA basis and bearing a floating interest rate shall be computed as if the rate in effect on the Transaction Date (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire period;

                  (3) there shall be excluded from Consolidated Fixed Charges any Consolidated Fixed Charges related to any amount of Indebtedness, Redeemable Stock, or obligations under leases that was outstanding during such Reference Period or thereafter but that is not outstanding or is to be repaid on the Transaction Date, except for Consolidated Interest Expense accrued (as adjusted pursuant to clause (2) above) during such Reference Period under a revolving credit or similar working capital facility in the ordinary course for working capital purposes;

                  (4) PRO FORMA effect shall be given to Asset Dispositions and Asset Acquisitions (including giving PRO FORMA effect to the application of proceeds of any Asset Disposition and the Consolidated EBITDA relating to such Asset Acquisitions or Asset Dispositions) that occur during such Reference Period or thereafter and on or prior to the Transaction Date as if they had occurred and such proceeds had been applied on the first day of such Reference Period;

                  (5) with respect to any such Reference Period commencing prior to the Issue Date, the issuance of the Securities shall be deemed to have taken place on the first day of such Reference Period; and

                  (6) PRO FORMA effect shall be given to asset dispositions and asset acquisitions (including giving PRO FORMA effect to the application of proceeds of any asset disposition) that have been made by any person that has become a Restricted Subsidiary or has been merged with or into the Company or any Restricted Subsidiary during such Reference Period or subsequent to such period and prior to the Transaction Date and that would have constituted Asset Dispositions or Asset Acquisitions had such transactions occurred when such person was a Restricted Subsidiary as if such asset dispositions or asset acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such Reference Period;

PROVIDED that to the extent that clause (4) or (6) above requires that PRO FORMA effect be given to an asset acquisition or asset disposition, such PRO FORMA calculation shall be based upon the four full fiscal quarters immediately preceding the Transaction Date the person, or division or line of business of the Person, or restaurant property, that is acquired or disposed of, for which financial information is available.

                  "CONSOLIDATED FIXED CHARGES" means, for any period, the sum (without duplication) of:

                  (1)    Consolidated Interest Expense for such period; and

                  (2) the product of (x) cash and non-cash dividends (except dividends payable solely in shares of Capital Stock that are not Redeemable Stock) paid, declared, accrued, or accumulated on any Redeemable Stock and (y) a fraction, the numerator of which is one and the denominator of which is one minus the sum of the currently effective combined Federal, state, local, and foreign tax rate of the Company and its Restricted Subsidiaries.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, the aggregate amount of:

                  (1) interest in respect of Indebtedness (including amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commissions, discounts, and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; the net costs associated with Interest Rate Agreements; and Indebtedness that is guaranteed by the Company or any of its Restricted Subsidiaries) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued, or scheduled to be paid or to be accrued by the Company and its Restricted Subsidiaries during such period; EXCLUDING, HOWEVER, any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Adjusted Consolidated Net Income pursuant to clause (3) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Adjusted Consolidated Net Income pursuant to clause (3) of the definition thereof); and

                  (2) the amount of dividends accrued or payable by such person or any of its consolidated Restricted Subsidiaries in respect of preferred stock (other than by Restricted Subsidiaries of such person to such person or such person's Wholly-Owned Restricted Subsidiaries).

                  "CONSOLIDATED NET WORTH" means, at any date of determination, stockholders' equity of the Company and its Restricted Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation), less:

                  (1) amounts attributable to Redeemable Stock or any equity security convertible into or exchangeable for Indebtedness;

                  (2)    cost of treasury stock; and

                  (3) the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Restricted Subsidiaries, each item to be determined in conformity with GAAP (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

                  "COVENANT DEFEASANCE" has the meaning set forth in Section
8.02.

                  "CREDIT AGREEMENT" means the Credit Agreement dated as of June 22, 1999, between the Company, the lenders party thereto in their capacities as lenders thereunder and Wachovia Bank, N.A., as agent, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (PROVIDED that such increase in borrowings is permitted by Section 4.04) or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect against fluctuation in currency values.

                  "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  "DEFAULT" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "DEFAULT NOTICE" has the meaning set forth in Section 10.02.

                  "DEPOSITORY" shall mean The Depository Trust Company, New York, New York, or a successor thereto registered under the Exchange Act or other applicable statute or regulation.

                  "DESIGNATED SENIOR DEBT" means:

                  (1) Indebtedness under or in respect of the Credit Agreement; and

                  (2) any other Indebtedness constituting Senior Debt which, at the time of determination, has an aggregate principal amount of at least $25.0 million and is specifically designated in the instrument evidencing such Senior Debt as "Designated Senior Debt" by the Company.

                  "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

                  "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

                  "EXCESS PROCEEDS" has the meaning set forth in Section 4.16.

                  "EXCESS PROCEEDS OFFER" has the meaning set forth in Section 4.16.

                  "EXCESS PROCEEDS PAYMENT" has the meaning set forth in Section 4.16.

                  "EXCESS PROCEEDS PAYMENT DATE" has the meaning set forth in
Section 4.16.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

                  "EXCHANGE NOTES" means the notes to be issued in exchange for the Notes (the terms of which are identical to the Notes except that the Exchange Notes shall be registered under the Securities Act, and shall not contain the restrictive legend on the face of the form of the Notes).

                  "EXCHANGE OFFER" means the registration by the Company under the Securities Act pursuant to a registration statement of the offer by the Company to each Holder of the Notes to exchange all the Notes held by such Holder for the Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Notes held by such Holder, all in accordance with the terms and conditions of the Registration Rights Agreement.

                  "FAIR MARKET VALUE" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Company delivered to the Trustee.

                  "FORWARD EQUITY CONTRACTS" means (1) the master agreement (with attached schedule) dated as of August 12, 1998, as amended, and the confirmation thereto dated September 9,

1998 between Cooperative Centrale Raiffeisen-Boerenleenbank B.A. and the Company and (2) the master agreement (with attached schedule) dated as of July 22, 1998, and the confirmation thereto dated July 28, 1998 between SunTrust Bank, Atlanta and the Company.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Issue Date, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations contained herein shall be computed in conformity with GAAP applied on a consistent basis, except that calculations made for purposes of determining compliance with the terms of the covenants and with other provisions herein shall be made without giving effect to:

                  (1) the amortization of any expenses incurred in connection with the offering of the Securities; and

                  (2) except as otherwise provided, the amortization of any amounts required or permitted by Accounting Principles Board Opinion Nos. 16 and 17.

                  "GLOBAL SECURITY" shall mean a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a written order, which shall be registered in the name of the Depository or its nominee.

                  "GUARANTEE" means any obligation, contingent or otherwise, of any person directly or indirectly guaranteeing any Indebtedness or other obligation of any other person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such person:

                  (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities, or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

                  (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

         PROVIDED that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

                  "GUARANTEE" means each guarantee by a Guarantor of the Company's obligations under the Securities and this Indenture.

                  "GUARANTEE OBLIGATIONS" has the meaning set forth in Section 12.01.

                  "GUARANTOR" means:

                  (1) each of the Company's Subsidiaries that guarantees the Securities on the Issue Date; and

                  (2) each of the Company's Restricted Subsidiaries that in the future executes a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor;

PROVIDED that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective Guarantee is released in accordance with the terms of this Indenture.

                  "GUARANTOR SENIOR DEBT" means, with respect to any Guarantor: the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of a Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantee of such Guarantor. Without limiting the generality of the foregoing, "Guarantor Senior Debt" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of:

                  (1) all monetary obligations of every nature of such Guarantor under, or with respect to, the Credit Agreement, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities (and guarantees thereof);

                  (2) the guarantee by such Guarantor of the Company's obligations under the 9-3/4% Senior Notes;

                  (3) all Interest Rate Agreements (and guarantees thereof);
and

                  (4) all obligations (and guarantees thereof) under Currency Agreements;

in each case whether outstanding on the Issue Date or thereafter incurred.

                  Notwithstanding the foregoing, "Guarantor Senior Debt" shall not include:

                  (1) any Indebtedness of such Guarantor to a Subsidiary of such Guarantor;

                  (2) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of such Guarantor or any Subsidiary of such Guarantor (including, without limitation, amounts owed for compensation) other than a shareholder who is also a lender (or an Affiliate of a lender) under the Credit Agreement;

                  (3) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services;

                  (4)    Indebtedness represented by Redeemable Stock;

                  (5) any liability for federal, state, local or other taxes owed or owing by such Guarantor;

                  (6) that portion of any Indebtedness incurred in violation of the provisions set forth under Section 4.04 (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (6) if the holder(s) of such obligation or their representative shall have received an Officers' Certificate of the Company to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of this Indenture);

                  (7) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company; and

                  (8) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of such Guarantor.

                  "INCUR" means, with respect to any Indebtedness, to incur, create, issue, assume, guarantee, or otherwise become liable for, or become responsible for, the payment of, contingently or otherwise, such Indebtedness; PROVIDED that the Indebtedness of a Person existing at the time such Person became a Subsidiary or a Restricted Subsidiary, as the case may be, shall be deemed to have been Incurred by such Subsidiary or Restricted Subsidiary, as the case may be, at such time.

                  "INDEBTEDNESS" means with respect to any Person at any date of determination (without duplication):

                  (1)    all indebtedness of such Person for borrowed money;

                  (2) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (3) all obligations of such person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto);

                  (4) all obligations of such person to pay the deferred and unpaid purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business);

                  (5) all obligations of such person as lessee under Capitalized Leases;

                  (6) all Indebtedness of other persons secured by a Lien on any asset or such person, whether or not such Indebtedness is assumed by such person; PROVIDED that the amount of such Indebtedness shall be the lesser of (i) the fair market value of such asset at such date of determination and (ii) the amount of such Indebtedness;

                  (7) all Indebtedness of other persons guaranteed by such person to the extent such Indebtedness is guaranteed by such person;

                  (8)    all Redeemable Stock of such person; and

                  (9) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements.

                  The amount of Indebtedness of any person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; PROVIDED

                  (1) that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP; and

                  (2) that Indebtedness shall not include any liability for federal, state, local, or other taxes.

                  "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

                  "INDEPENDENT FINANCIAL ADVISOR" means a firm:

                    (1) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company; and

                    (2) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

                  "INITIAL PURCHASERS" means BancBoston Robertson Stephens Inc., J.P. Morgan Securities Inc. and Wachovia Securities, Inc.

                  "INTEREST PAYMENT DATE" means the stated maturity of an installment of interest on the Securities.

                  "INTEREST RATE AGREEMENTS" means any obligations of any Person pursuant to any interest rate swaps, caps, collars, and similar arrangements providing protection against fluctuations in interest rates. For purposes of this Indenture, the amount of such obligations shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such person, based on the assumption that such obligation had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount so determined, plus any premium due upon default by such person.

                  "INVESTMENT" means any direct or indirect advance, loan, or other extension of credit (other than advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others, or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by any other Person.

                  For purposes of the definition of "Unrestricted Subsidiary" and Section 4.03:

                    (1) "Investment" shall include the fair market value of the assets (net of liabilities) of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary;

                    (2) any property transferred to or from any person shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors; and

                    (3) the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; PROVIDED that no such payment of dividends or distributions or receipt of any such other amounts shall reduce the amount of any Investment if such payment of dividends or distributions or receipt of any such amounts would be included in Adjusted Consolidated Net Income.

                  "ISSUE DATE" means June 22, 1999, the date of original issuance of the Securities.

                  "LEGAL DEFEASANCE" has the meaning set forth in Section 8.02.

                  "LIEN" means any mortgage, pledge, security interest, encumbrance, lien, or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, any option or other agreement to sell, or any filing of or any agreement to give any security interest).

                  "MATURITY DATE" means June 15, 2009.

                  "NET CASH PROCEEDS" means, with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of:

                    (1) brokerage commissions and other fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale;

                    (2) provisions for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Restricted Subsidiaries, taken as a whole;

                    (3) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (i) is secured by a Lien on the property or assets sold or (ii) is required to be paid as a result of such sale; and

                    (4) appropriate amounts to be provided by the Company or any Restricted Subsidiary as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters, and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP.

                  "9-3/4% SENIOR NOTES" means the Company's 9-3/4% Senior Notes due 2006 outstanding on the Issue Date.

                  "NON-PAYMENT DEFAULT" has the meaning set forth in Section 10.02.

                  "NOTES" means the 11 3/4% Senior Subordinated Notes due 2009 of the Company issued on the Issue Date and authenticated and delivered under this Indenture pursuant to Section 2.02 of this Indenture.

                  "OBLIGATIONS" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "OFFERING" means the offering of the Securities.

                  "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller, or the Secretary or Assistant Secretary of such Person.

                  "OFFICERS' CERTIFICATE" means a certificate signed by two Officers of the Company or of a Guarantor, as applicable.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel, which opinion and counsel are reasonably acceptable to the Trustee.

                  "PAYING AGENT" has the meaning set forth in Section 2.03.

                  "PAYMENT BLOCKAGE PERIOD" has the meaning set forth in Section 10.02.

                  "PAYMENT DEFAULT" has the meaning set forth in Section 10.02.

                  "PERMITTED INDEBTEDNESS" has the meaning set forth in Section 4.04.

                  "PERMITTED INVESTMENTS" means:

                    (1) Investments by the Company or any Restricted Subsidiary of the Company in any Person that is or will become immediately after such Investment a Restricted Subsidiary of the Company or that will merge or consolidate into the Company or a Restricted Subsidiary of the Company;

                    (2) Investments in the Company by any Restricted Subsidiary of the Company; PROVIDED that any Indebtedness evidencing such Investment is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under the Securities and this Indenture;

                    (3) Investments in cash and Cash Equivalents;

                    (4) loans and advances to employees and officers of the Company and its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $10.0 million at any one time outstanding;

                    (5) Currency Agreements and Interest Rate Agreements entered into in the ordinary course of the Company's or its Restricted Subsidiaries' businesses and otherwise in compliance with this Indenture;

                    (6) additional Investments (including joint ventures) (in addition to Investments existing on the Issue Date) not to exceed $15.0 million at any one time outstanding;

                    (7) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

                    (8) Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with Section 4.16; and

                    (9) Investments existing on the Issue Date.

                  "PERMITTED LIENS" means the following types of Liens:

                    (1) Liens for taxes, assessments, governmental charges, or claims that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

                    (2) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

                    (3) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

                    (4) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government contracts, performance and return-of-money bonds, and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

                    (5) easements, rights-of-way, municipal and zoning ordinances, and similar charges, encumbrances, title defects, or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries;

                    (6) Liens (including extensions and renewals thereof) upon real or personal property acquired after the Issue Date; PROVIDED that

                            (i) such Lien is created solely for the purpose of
                    securing Indebtedness Incurred:

                                    (A) to finance the cost (including the cost
                           of improvement or construction) of the item of property or assets subject thereto (or to refinance unsecured Indebtedness Incurred to finance such cost) and such Lien is created prior to, at the time of or within twelve months after the later of the acquisition, the completion of construction or the commencement of full operation of such property; or

                                    (B) to refinance any Indebtedness previously
                           so secured;

                           (ii) the principal amount of the Indebtedness secured
                  by such Lien does not exceed 100% of such cost; and

                          (iii) any such Lien shall not extend to or cover any
                  property or assets other than such item of property or assets and any improvements on such item;

                    (7) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries, taken as a whole;

                    (8) Liens encumbering property or assets under construction arising from obligations of the Company or any Restricted Subsidiary to make progress or partial payments relating to such construction;

                    (9) any interest or title of a lessor in the property subject to any Capitalized Lease or operating lease;

                   (10) Liens arising from filing Uniform Commercial Code financing statements regarding leases;

                   (11) Liens on property of, or on shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes, or becomes part of, any Restricted Subsidiary;

                   (12) Liens in favor or the Company or any Restricted Subsidiary;

                   (13) Liens arising from the rendering of a final judgment or order against the Company or any Restricted Subsidiary of the Company that does not give rise to an Event of Default;

                   (14) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

                   (15) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customers duties in connection with the importation of goods;

                   (16) Liens encumbering customary initial deposits and margin deposits, and other Liens that are either within the general parameters customary in the industry and incurred in the ordinary course of business, in each case, securing Indebtedness under Interest Rate Agreements and Currency Agreements and forward contracts, options, futures contracts, futures options, or similar agreements or arrangements designed to protect the Company or any of its

         Restricted Subsidiaries from fluctuations in the price of commodities;

                   (17) Liens arising out of conditional sale, title retention, consignment, or similar arrangements for the sale of goods entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in accordance with the past practices of the Company and its Restricted Subsidiaries prior to the Issue Date; and

                   (18) Liens on or sales of receivables.

                  "PERSON" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "PHYSICAL SECURITIES" has the meaning provided in Section
2.01. Physical Securities are sometimes referred to herein as certificated Securities.

                  "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Securities in the form set forth in the first paragraph of Section 2.14.

                  "PUBLIC EQUITY OFFERING" means an underwritten public offering of Capital Stock of the Company (other than Redeemable Stock) pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

                  "QUALIFIED INSTITUTIONAL BUYER" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

                  "RECORD DATE" means the applicable record date specified in the Securities.

                  "REDEEMABLE STOCK" means any class or series of Capital Stock of any person that by its terms or otherwise is:

                    (1) required to be redeemed prior to the Stated Maturity of the Securities;

                    (2) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Securities; or

                    (3) convertible into or exchangeable for Capital Stock referred to in clause (1) or (2) above or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Securities;

         PROVIDED that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Securities shall not constitute Redeemable Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Sections 4.15 and 4.16 and such Capital Stock specifically provides that such person will not repurchase or redeem any such stock pursuant to such provision prior to the Company's repurchase of such Securities as are required to be repurchased pursuant to Sections 4.15 and 4.16. Notwithstanding the foregoing, Capital Stock shall not be deemed to be Redeemable Stock if it may only be so redeemed solely in consideration of Capital Stock that is not Redeemable Stock.

                  "REDEMPTION DATE" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the Securities.

                  "REDEMPTION PRICE" when used with respect to any Security to be redeemed, means the price fixed for such redemption, payable in immediately available funds, pursuant to this Indenture and the Securities.

                  "REGISTRAR" has the meaning set forth in Section 2.03.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the Issue Date by and among the Company, the Guarantors and the Initial Purchasers.

                  "REGULATION S" means Regulation S under the Securities Act.

                  "REGULATION S GLOBAL SECURITY" has the meaning set forth in
Section 2.01

                  "RELATED PARTY TRANSACTION" has the meaning set forth in
Section 4.12.

                  "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; PROVIDED that if, and for so long as, any Designated Senior Debt lacks such a representative, then the Representative for such Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Debt in respect of any Designated Senior Debt.

                  "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any corporate trust officer in the corporate trust department of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means with respect to a particular corporate trust matter any other officer to whom such corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "RESTRICTED INVESTMENT" means any Investment other than a Permitted Investment.

                  "RESTRICTED PAYMENT" has the meaning set forth in Section
4.03.

                  "RESTRICTED PERIOD" has the meaning set forth in Section 2.01.

                  "RESTRICTED SECURITY" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; PROVIDED that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

                  "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "RULE 144A" means Rule 144A under the Securities Act.

                  "RULE 144A GLOBAL SECURITY" has the meaning set forth in
Section 2.01

                  "SECURITIES" means the Notes and the Exchange Notes treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.

                  "SECURITYHOLDER" or "HOLDER" means the Person in whose name a Security is registered on the Registrar's books.

                  "SENIOR DEBT" means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities.

                  Without limiting the generality of the foregoing, "Senior Debt" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of:

                    (1) all monetary obligations of every nature of the Company under, or with respect to, the Credit Agreement, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities (and guarantees thereof);

                    (2) all monetary obligations of the Company under the 9-3/4% Senior Notes;

                    (3) all Interest Rate Agreements (and guarantees thereof);
and

                    (4) all obligations (and guarantees thereof) under Currency Agreements;

in each case whether outstanding on the Issue Date or thereafter incurred.

                  Notwithstanding the foregoing, "Senior Debt" shall not include:

                    (1) any Indebtedness of the Company to a Subsidiary of the Company;

                    (2) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of the Company or any Subsidiary of the Company (including, without limitation, amounts owed for compensation) other than a shareholder who is also a lender (or an Affiliate of a lender) under the Credit Agreement;

                    (3) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services;

                    (4) Indebtedness represented by Redeemable Stock;

                    (5) any liability for federal, state, local or other taxes owed or owing by the Company;

                    (6) that portion of any Indebtedness incurred in violation of Section 4.04 (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (6) if the holder(s) of such obligation or their representative shall have received an Officers' Certificate of the Company to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit Indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of this Indenture);

                    (7) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company; and

                    (8) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company.

                  "STATED MATURITY" means:

                    (1) with respect to any Indebtedness, the date specified in such Indebtedness as the fixed date on which the final installment of principal of such Indebtedness is due and payable; and

                    (2) with respect to any scheduled installment of principal of or interest on any Indebtedness, the date specified in such Indebtedness as the fixed date on which such installment is due and payable.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, association, or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                  "TIA" means the Trust Indenture act of 1939 (15 U.S.C. Sections 77aaa-77bbbb), as amended, as in effect on the date of the execution of this Indenture until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date on which this Indenture is qualified under the TIA, except as otherwise provided in Section 9.04.

                  "TRANSACTION DATE" means, with respect to the Incurrence of any Indebtedness by the Company or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and, with respect to any Restricted Payment, the date such Restricted Payment is to be made.

                  "TRUSTEE" means the party named as such in this Indenture unless a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor serving hereunder.

                  "UNRESTRICTED SUBSIDIARY" means (1) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below; and (2) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary; PROVIDED that either

(x) the Subsidiary to be so designated has total assets of $1,000, or less; or
(y) if such Subsidiary has assets greater than $1,000, that such designation would be permitted under Section 4.03. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company; PROVIDED that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.04 and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

                  Avado Financing I shall be designated as an Unrestricted Subsidiary as of the Issue Date.

                  "U.S. GOVERNMENT OBLIGATIONS" means direct obligations of, and obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

                  "U.S. LEGAL TENDER" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  "VOTING STOCK" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

                  "WHOLLY-OWNED" means, with respect to any Subsidiary of any Person, such Subsidiary if all of the outstanding common stock or other similar equity ownership interests (but not including preferred stock) in such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) is owned directly or indirectly by such person.

SECTION 1.02.              INCORPORATION BY REFERENCE OF TIA.

                  Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "INDENTURE SECURITIES" means the Securities.

                  "INDENTURE SECURITY HOLDER" means a Holder or a Securityholder.

                  "INDENTURE TO BE QUALIFIED" means this Indenture.

                  "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

                  "OBLIGOR" on the indenture securities means the Company, any Guarantor or any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.              RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                    (1)    a term has the meaning assigned to it;

                    (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                    (3)    "or" is not exclusive;

                    (4) words in the singular include the plural, and words in the plural include the singular;

                    (5) provisions apply to successive events and transactions; and

                    (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE TWO

                                 THE SECURITIES


SECTION 2.01.         FORM AND DATING.

                  The Notes and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A and the Exchange Notes and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT B. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication. At the time of issuance, each Security shall have an executed Guarantee from each of the then existing Guarantors endorsed thereon substantially in the form of EXHIBIT C.

                  The terms and provisions contained in the Securities, annexed hereto as EXHIBITS A and B, and the Guarantees shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Securities in registered form, substantially in the form set forth in EXHIBIT A, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, and shall bear the legends set forth in Section 2.14 (the "RULE 144A GLOBAL SECURITY"). Securities offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Securities in registered form, substantially in the form set forth in Exhibit A, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, and shall bear the legends set forth in Section 2.14 (the "REGULATION S GLOBAL SECURITY"). The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

                  Through including the 40th day after the later of the commencement of the Offering and the Issue Date (the "RESTRICTED PERIOD"), beneficial interests in the Regulation S Global Security may be held only through Euroclear and Cedel (as indirect participants in the Depositary Trust Company), unless transferred to a person that takes delivery through a Rule 144A Global Security in accordance with Section 2.15.

                  Securities issued in exchange for interests in the Global Securities pursuant to Section 2.15 may be issued in the form of permanent certificated Securities in registered form (the "PHYSICAL SECURITIES") and shall bear the first legend set forth in Section 2.14. All Securities offered and sold in reliance on Regulation S shall remain in the form of a Global Security until the consummation of the Exchange Offer pursuant to the Registration Rights Agreement.

SECTION 2.02.         EXECUTION AND AUTHENTICATION.

                  Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

                  A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate Notes for original issue on the Issue Date in the aggregate principal amount not to exceed $100,000,000 upon receipt of a written order of the Company in the form of an Officers' Certificate which shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate

                                      -36



principal amount of Securities outstanding at any time may not exceed $100,000,000, except as provided in Section 2.07.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

                  The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiples thereof.

SECTION 2.03.         REGISTRAR AND PAYING AGENT.

                  The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where (a) Securities may be presented or surrendered for registration of transfer or for exchange ("REGISTRAR"), (b) Securities may be presented or surrendered for payment ("PAYING AGENT") and (c) notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company may act as its own Registrar or Paying Agent except that for the purposes of Articles Three and Eight and Sections 4.15 and 4.16, neither the Company nor any Affiliate of the Company shall act as Paying Agent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company, upon notice to the Trustee, may have one or more co-Registrars and one or more additional paying agents reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional paying agent. The Company hereby initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed in accordance with the terms of this Indenture.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall provide written notice to the Trustee, in advance, of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

SECTION 2.04.        PAYING AGENT TO HOLD ASSETS IN TRUST.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that, subject to Article Ten and Article Twelve, each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities (whether such assets have been distributed to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any Default or Event of Default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default or payment Event of Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

SECTION 2.05.         HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.06.         TRANSFER AND EXCHANGE.

                  (a) Subject to the provisions of Sections 2.14 and 2.15, when Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Securities surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith. The Registrar or co-Registrar shall not be required to register the transfer of or exchange of any Security (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing, (ii) selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Security being redeemed in part, and (iii) during a Change of Control Offer or an Excess Proceeds Offer if such Security is tendered pursuant to such Change of Control Offer or Excess Proceeds Offer and not withdrawn. A Global Security may be transferred, in whole but not in part, in the manner provided in this Section 2.06(a), only to a nominee of the Depository for such Global Security, or to the Depository, or a successor Depository for such Global Security selected or approved by the Company, or to a nominee of such successor Depository.

                  (b) If at any time the Depository for the Global Security or Securities notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or Securities or the Company becomes aware that the Depository has ceased to be a clearing agency registered under the Exchange Act, the Company shall appoint a successor Depository with respect to such Global Security or Securities. If a successor

Depository for such Global Security or Securities has not been appointed within 120 days after the Company receives such notice or becomes aware of such ineligibility, the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Securities, shall authenticate and deliver, Securities in definitive form, in an aggregate principal amount at maturity equal to the principal amount at maturity of the Global Security representing such Securities, in exchange for such Global Security. The Company shall reimburse the Registrar, the Depository and the Trustee for expenses they incur in documenting such exchanges and issuances of Securities in definitive form.

                  The Company may at any time and in its sole discretion determine that the Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a written order for the authentication and delivery of individual Securities in exchange in whole or in part for such Global Security or Securities, will authenticate and deliver individual Securities in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities in exchange for such Global Security or Securities.

                  In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 2.06(b) shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 2.07.         REPLACEMENT SECURITIES.

                  If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee and the Company are furnished evidence of such loss, theft or destruction satisfactory to them, together with an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its reasonable out-of-pocket expenses in replacing a Security pursuant to this Section 2.07, including reasonable fees and expenses of counsel.

                  Every replacement Security is an additional obligation of the Company.

SECTION 2.08.         OUTSTANDING SECURITIES.

                  Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because the Company, any of the Guarantors or any of their respective Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a BONA FIDE purchaser or a protected purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07. If the principal amount of any Security is considered paid under Section 4.01, it ceases to be outstanding and interest ceases to accrue.

                  If on a Redemption Date or the Maturity Date the Paying Agent (other than the Company or a Subsidiary) holds U.S. Legal Tender sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09.         TREASURY SECURITIES.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any of its Subsidiaries or any of their respective Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Responsible Officer of the Trustee has actual knowledge are so owned shall be disregarded.

SECTION 2.10.         TEMPORARY SECURITIES.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities. Notwithstanding the foregoing, so long as the Securities are represented by a Global Security, such Global Security may be in typewritten form.

SECTION 2.11.         CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or a Subsidiary), and no one else, shall cancel and shall destroy all Securities surrendered for registration of transfer, exchange, payment or cancellation. Subject to Section 2.07, the Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. If the Company or any Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12.         DEFAULTED INTEREST.

                  If the Company defaults in a payment of interest on the Securities, it shall, unless the Trustee fixes another record date pursuant to
Section 6.10, pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, in any lawful manner. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before any such subsequent special record date, the Company shall mail to each Holder, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

SECTION 2.13.         CUSIP NUMBER.

                  The Company in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

SECTION 2.14.         RESTRICTIVE LEGENDS.

                  Each Global Security and Physical Security that constitutes a Restricted Security or is sold in compliance with Regulation S shall bear the following legend (the "PRIVATE PLACEMENT LEGEND") on the face thereof until after the second anniversary of the later of the Issue Date and the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor security) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the opinion of counsel for the Company, unless otherwise agreed by the Company and the Holder thereof):

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  Each Global Security shall also bear the following legend on the face thereof:

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.16 OF THE INDENTURE GOVERNING THIS SECURITY.

SECTION 2.15.         BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY.

                  (a) Each Global Security initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Section 2.14.

                  Members of, or participants in, the Depository ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under any Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of each Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in any Global Security may be transferred or, subject to Section 2.01, exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of
Section 2.16. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in any Global Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Securities and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depository or the Trustee to issue Physical Securities.

                  (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

                  (d) In connection with the transfer of an entire Global Security to beneficial owners pursuant to paragraph (b), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

                  (e)  Any Physical Security constituting a Restricted
Security delivered in exchange for an interest in a Global Security pursuant to paragraph (b) or (c) shall, except as otherwise provided by paragraphs (a)(i)(x) and (c) of Section 2.16, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in Section 2.14.

                  (f) The Holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

SECTION 2.16.         SPECIAL TRANSFER PROVISIONS.

                  (a)  TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED
INVESTORS AND NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any institutional accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (an "ACCREDITED INVESTOR") which is not a QIB or to any Non-U.S.
Person:

                  (i)the Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the transferee certifies that it is not an Affiliate of the Company and the requested transfer is after the second anniversary of the later of the (a) Issue Date and (b) the last date on which the Company or an Affiliate of the Company was the owner of such Security (or any predecessor Security) or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder or (y) (1) in the case of a transfer to an Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of EXHIBIT D hereto or (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of EXHIBIT E hereto and such other information that the Trustee may reasonably request in order to confirm that such transaction is being made pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act; and

                  (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, the Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears a Private Placement Legend upon receipt by the Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depository's and the Registrar's procedures, whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of the applicable Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred, and (b) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount.

                  (b) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

                   (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (ii) if the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in a Global Security, upon receipt by the Registrar of instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

                  (c) PRIVATE PLACEMENT LEGEND. Upon the registration of transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the circumstance contemplated by paragraph (a)(i)(x) of this Section 2.16 exists or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (d) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 or this Section
2.16 in accordance with its customary procedures. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

SECTION 2.17.              DEPOSIT OF MONEYS.

                  Prior to 10:00 a.m. New York City time on each Interest Payment Date, Maturity Date, Redemption Date, Change of Control Payment Date and Excess Proceeds Payment Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Maturity Date, Redemption Date, Change of Control Payment Date and Excess Proceeds Payment Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Maturity Date, Redemption Date, Change of Control Payment Date and Excess Proceeds Offer Payment Date, as the case may be.


                                  ARTICLE THREE

                                   REDEMPTION


SECTION 3.01.              NOTICES TO TRUSTEE.

                  If the Company elects to redeem Securities pursuant to Paragraph 6 or Paragraph 7 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Redemption Price and the principal amount of the applicable Securities to be redeemed. The Company shall give notice of redemption to the Paying Agent and Trustee at least 30 days but not more than 60 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein.

SECTION 3.02.              SELECTION OF SECURITIES TO BE REDEEMED.

                  In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed or, if such Securities are not then listed on a national securities exchange, on a PRO RATA basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate; PROVIDED, HOWEVER, that no Securities of a principal amount of $1,000 or less shall be redeemed in part; and PROVIDED, FURTHER, that if a partial redemption is made with the net cash proceeds of a Public Equity Offering, selection of the Securities or portions thereof for redemption shall be made by the Trustee only on a PRO RATA basis or on as nearly a PRO RATA basis as is practicable (subject to the procedures of the Depository), unless such method is otherwise prohibited.

SECTION 3.03.              NOTICE OF REDEMPTION.

                  At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first class mail, postage prepaid, to each Holder whose Securities are to be redeemed at its registered address. At the Company's request at least 40 days before a Redemption Date (unless a shorter period shall be acceptable to the Trustee), the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. Each notice of redemption shall identify the Securities to be redeemed and shall state:

                    (1) the Redemption Date;

                    (2) the Redemption Price and the amount of accrued interest, if any, to be paid;

                    (3) the name and address of the Paying Agent;

                    (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued interest, if any;

                    (5) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

                    (6) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued;

                    (7) if fewer than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption; and

                    (8) the Paragraph of the Securities pursuant to which the Securities are to be redeemed.

                  No representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

                  The notice, if mailed in a manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

SECTION 3.04.              EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed in accordance with Section 3.03, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price plus accrued interest, if any. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price (which shall include accrued interest thereon to the Redemption Date), but installments of interest, the maturity of which is on or prior to the Redemption Date, shall be payable to Holders of record at the close of business on the relevant Record Dates.

SECTION 3.05.              DEPOSIT OF REDEMPTION PRICE.

                  On or before 10:00 a.m. New York time on the Redemption Date, the Company shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Redemption Price plus accrued interest, if any, of all Securities to be redeemed on that date.

                  If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, interest on the

Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment.

SECTION 3.06.              SECURITIES REDEEMED IN PART.

                  Upon surrender of a Security that is to be redeemed in part only, the Trustee shall upon written instruction from the Company authenticate for the Holder a new Security or Securities in a principal amount equal to the unredeemed portion of the Security surrendered.


                                  ARTICLE FOUR

                                    COVENANTS


SECTION 4.01.              PAYMENT OF SECURITIES.

                  The Company shall pay the principal of and interest on the Securities in the manner provided in the Securities. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment. Interest on the Securities will be computed on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 4.02.              MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain in the Borough of Manhattan, The City of New York, the office or agency required under Section 2.03. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designa-tion or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Trustee at its address c/o First National Bank of Chicago, Corporate Trust, 8th Floor, 14 Wall Street, Suite 4607, New York, New York 10005, Attn: Frank Ballentine as such office of the Company in accordance with Section 2.03.

SECTION 4.03.              LIMITATION ON RESTRICTED PAYMENTS.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly:

                    (1) declare or pay any dividend or make any distribution on its Capital Stock (other than pro rata dividends or distributions payable solely in shares of its or such Restricted Subsidiary's Capital Stock (other than Redeemable Stock) of the same class held by such holders or in options, warrants, or other rights to acquire such shares of Capital Stock) held by persons other than the Company or any of its Wholly-Owned Restricted Subsidiaries;

                    (2) purchase, redeem, retire, or otherwise acquire for value any shares of Capital Stock of the Company or any Restricted Subsidiary (including options, warrants, or other rights to acquire such shares of Capital Stock) held by persons other than the Company or any of its Wholly-Owned Restricted Subsidiaries;

                    (3) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company that is subordinated in right of payment to the Securities; or

                    (4) make any Investment that is a Restricted Investment (each of such payments or any other actions described in clauses (1) through (4) being referred to as a "RESTRICTED PAYMENT") if, at the time of, and after giving effect to, the proposed Restricted Payment:

                    (i) a Default or Event of Default shall have occurred and be continuing;

                  (ii) the Company could not Incur at least $1.00 of Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.04; or

                 (iii) the aggregate amount expended for all Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by the board of directors, whose determination shall be conclusive and evidenced by a Board Resolution) after the Issue Date shall exceed the sum of:

                                    (A) 50% of the aggregate amount of the
                           Adjusted Consolidated Net Income (or, if the Adjusted Consolidated Net Income is a loss, minus 100% of such amount) (determined by excluding income created by transfers of assets received by the Company or a Restricted Subsidiary from an Unrestricted Subsidiary) accrued on a cumulative basis during the period (taken as one accounting period) beginning on the first day of the fiscal quarter in which the Issue Date occurs and ending on the last day of the last fiscal quarter preceding the Transaction Date, PLUS

                                    (B) the aggregate net proceeds (including
                           the fair market value of non-cash proceeds as determined in good faith by the Board of Directors) received by the Company from the issuance and sale of its Capital Stock (other than Redeemable Stock) to a person who is not a Subsidiary of the Company, (including Capital Stock of the Company (other than Redeemable Stock) issued upon the conversion of convertible Indebtedness, in exchange for outstanding Indebtedness or upon the exercise of any options, warrants or other rights to acquire Capital Stock (other than Redeemable Stock) of the Company), PLUS

                                    (C) without duplication, the sum of:

                                             (I) the aggregate amount returned
                                    in cash on or with respect to Investments
                                    (other than Permitted Investments) made
                                    subsequent to the Issue Date whether through interest payments, principal payments, dividends or other distributions or payments;

                                             (II) the net cash proceeds received
                                    by the Company or any Restricted Subsidiary of the Company from the disposition of all or any portion of such Investments (other than to a Subsidiary of the Company); and

                                             (III) upon redesignation of an
                                    Unrestricted Subsidiary as a Restricted
                                    Subsidiary, the fair market value of such Subsidiary (valued in each case as provided in the definition of "Investments");

                           PROVIDED, HOWEVER, that the sum of clauses (I), (II) and (III) above shall not exceed the aggregate amount of all such Investments made by the Company or any Restricted Subsidiary in the relevant person or Unrestricted Subsidiary subsequent to the Issue Date, PLUS

                                    (D) $10.0 million.

The foregoing provision shall not take into account, and shall not be violated by reason of:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof if, at said date of declaration, such payment would comply with the foregoing paragraph;

                  (2) the redemption, repurchase, defeasance, or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Securities including premium, if any, and accrued and unpaid interest, with the proceeds of, or in exchange for, permitted refinancing indebtedness;

                  (3) the repurchase, redemption or other acquisition of Capital Stock of the Company in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of Capital Stock (other than Redeemable Stock) of the Company;

                  (4) the acquisition of Indebtedness of the Company that is subordinated in right of payment to the Securities in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of the Capital Stock of the Company (other than Redeemable Stock);

                  (5) the purchase, redemption, acquisition, cancellation, or other retirement for value of shares of Capital Stock of the Company, options on any such shares or related stock appreciation rights or similar securities held by officers or employees or former officers or employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, termination of employment, or pursuant to any agreement under which such shares of stock or related rights were issued;

                  (6) payments or distributions pursuant to or in connection with a consolidation, merger, or transfer of assets that complies with the provisions of this Indenture applicable to mergers, consolidations, and transfers of all or substantially all of the property and assets of the Company; or

                  (7) the payment of amounts due with respect to the Forward Equity Contracts in effect on the Issue Date;

PROVIDED that, except in the case of clauses (1) and (3), no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth therein.

                  Notwithstanding the foregoing, in the event of an issuance of Capital Stock (other than Redeemable Stock) of the Company and (1) the repurchase, redemption, or other acquisition of Capital Stock out of the proceeds of such issuance or (2) the acquisition of Indebtedness that is subordinated in right of payment to the Securities out of the proceeds of such issuance, then, in calculating whether the conditions of clause (4)(iii) above have been met with respect to any subsequent Restricted Payments, the proceeds of any such issuance shall be included under such clause (4)(iii) only to the extent such proceeds are not applied as described in clause (1) or (2) of this paragraph.

SECTION 4.04.              LIMITATION ON INDEBTEDNESS.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Indebtedness (other than Permitted Indebtedness); PROVIDED, HOWEVER, that if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the Incurrence of any such Indebtedness, the Company or any Restricted Subsidiary that is a Guarantor may Incur Indebtedness (including, without limitation, Acquired Indebtedness) and any Restricted Subsidiary that is not a Guarantor may Incur Acquired Indebtedness, in each case if on the date of the Incurrence of such Indebtedness, after giving effect to the Incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company would be greater than 2.0 to 1.0.

                  Notwithstanding the foregoing, the Company and any Restricted Subsidiary (except as specified below) may Incur each and all of the following (each, "PERMITTED INDEBTEDNESS"):

                    (1) Indebtedness of the Company and any Guarantor outstanding at any time in an aggregate principal amount not to exceed an amount equal to $150.0 million under the Credit Agreement, less any amount of Indebtedness permanently repaid as provided in Section 4.16;

                    (2) Indebtedness under the Securities and the related Guarantees;

                    (3) other Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date;

                    (4) Indebtedness to the Company or any of its Wholly-Owned Restricted Subsidiaries as long as such Indebtedness continues to be owed to the Company or any of its Wholly-Owned Restricted Subsidiaries;

                    (5) Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund, Indebtedness then outstanding, other than Indebtedness Incurred under clause (1) or (4) above or clause (6) or (7) below, and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, fees, and expenses); PROVIDED that Indebtedness the proceeds of which are used to refinance or refund the Securities or Indebtedness that is PARI PASSU with, or subordinated in right of payment to, the Securities shall only be permitted under this clause (5) if:

                   (i) in the case where the Indebtedness to be refinanced is PARI PASSU with the Securities, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made PARI PASSU with, or subordinate in right of payment to, the Securities;

                  (ii) in the case where the Indebtedness to be refinanced is subordinated in right of payment to the Securities, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made subordinate in right of payment to the Securities at least to the extent that the Indebtedness to be refinanced is subordinated to the Securities; and

                 (iii) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded;

                    (6) Indebtedness:

                   (i) in respect of performance, surety or appeal bonds provided in the ordinary course of business consistent with past practice;

                  (ii) under Currency Agreements and Interest Rate Agreements; PROVIDED that, in the case of Currency Agreements that relate to other Indebtedness, such Currency Agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities, and compensation payable thereunder; and

                 (iii) arising from agreements providing for indemnification, adjustment of purchase price, or similar obligations, or from guarantees or letters of credit, bankers' acceptances, surety bonds, or performance bonds securing any obligations of the Company or any of its Re-stricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets, or Restricted Subsidiary (other than guarantees of Indebtedness Incurred by any person acquiring all or any portion of such business, assets, or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition; and

                    (7) Indebtedness of the Company and its Restricted Subsidiaries not to exceed $20.0 million at any time outstanding.

                  For purposes of determining compliance with this Section 4.04:

                  (1) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the clauses of the preceding paragraph, the Company, in its sole discretion, shall classify (or later reclassify) such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one such clause; and

                  (2) the amount of Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in conformity with GAAP.

                  Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Redeemable Stock in the form of additional shares of the same class of Redeemable Stock will not be deemed to be an Incurrence of Indebtedness or an issuance of Redeemable Stock for purposes of this Section 4.04.

SECTION 4.05.              CORPORATE EXISTENCE.

                  Except as otherwise permitted by Article Five, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each of its Restricted Subsidiaries in accordance with the respec-tive organizational documents of each such Restricted Subsidiary and the rights (charter and statutory) and material franchises of the Company and each of its Restricted Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right, franchise or corporate existence with respect to each such Restricted Subsidiary if the Board of Directors of the Company shall determine that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 4.06.              PAYMENT OF TAXES AND OTHER CLAIMS.

                  The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon it or any of its Restricted Subsidiaries or upon the income, profits or property of it or any of its Restricted Subsidiaries and (b) all lawful claims for labor, materials and supplies which, in each case, if unpaid, might by law become a material liability or Lien upon the property of it or any of its Restricted Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, (i) the applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made or
(ii) where the failure to effect such payment or discharge is not adverse in any material respect to the Holders.

SECTION 4.07.              MAINTENANCE OF PROPERTIES AND INSURANCE.

                  (a) The Company shall cause all material properties owned by or leased by it or any of its Restricted Subsidiaries used or useful to the conduct of its business or the business of any of its Restricted Subsidiaries, taken as a whole, to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all repairs, renewals, replacements, and betterments thereof, all as in its judgment may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 4.07 shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of the Company or any such Restricted Subsidiary desirable in the conduct of the business of the Company or any such Restricted Subsidiary, and if such discontinuance or disposal is not adverse in any material respect to the Holders; PROVIDED, FURTHER, that nothing in this
Section 4.07 shall prevent the Company or any of its Restricted Subsidiaries from discontinuing or disposing of any properties to the extent otherwise permitted by this Indenture.

                  (b) The Company shall maintain, and shall cause its Restricted Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as are, in the Company's reasonable judgment, customarily carried by similar businesses of similar size, including property and casualty loss, workers' compensation and interruption of business insurance.

SECTION 4.08.              COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT.

                  (a) The Company and each Guarantor shall deliver to the Trustee, within 90 days after the close of each fiscal year of the Company (which is currently the Sunday closest to December 31) an Officers' Certificate stating that a review of the activities of the Company or the applicable Guarantor has been made under the supervision of the signing Officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company or the applicable Guarantor during such preceding fiscal year has kept, observed, performed and fulfilled each and every such covenant and no Default or Event of Default occurred during such year and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe its status with particularity. The applicable Officers' Certificate shall also notify the Trustee should the Company or any Guarantor elect to change the manner in which it fixes its fiscal year end.

                  (b) The annual financial statements delivered pursuant to
Section 4.10 shall be accompanied by a written report of the Company's certified independent accountants (who shall be a firm of established national reputation) that in conducting their audit of such financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article Four, Five or Six of this Indenture insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

                  (c) The Company shall deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying the Default or Event of Default and describing its status with particularity.

SECTION 4.09.              COMPLIANCE WITH LAWS.

                  The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as would not in the aggregate have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

SECTION 4.10.              REPORTS TO HOLDERS.

                  Whether or not required by the rules and regulations of the Commission, so long as any Securities are outstanding, the Company will furnish the Holders of Securities:

                    (1) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and

                    (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the Commission's rules and regulations.

                  In addition, whether or not required by the rules and regulations of the Commission, the Company will file a copy of all such information and reports with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, the Company has agreed that, for so long as any Securities remain outstanding, it will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.11.              WAIVER OF STAY, EXTENSION OR USURY LAWS.

                  Each of the Company and each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or such Guarantor from paying all or any portion of the principal of and/or interest on the Securities or the Guarantee of any such Guarantor as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and (to the extent that it may lawfully do so) each hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.12.              LIMITATIONS ON TRANSACTIONS WITH SHAREHOLDERS AND
                           AFFILIATES.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, re-new, or extend any transaction (including, without limitation, the purchase, sale, lease, or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of 5% or more of any class of Capital Stock of the Company or with any Affiliate of the Company or any Restricted Subsidiary (each, a "RELATED PARTY TRANSACTION"), except upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than could be obtained, at the time of such transaction or at the time of the execution of the agreement providing therefor, in a comparable arm's-length transaction with a person that is not such a holder or an Affiliate.

                  Without limiting the foregoing:

                    (1) any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $1.0 million must first be approved pursuant to a Board Resolution by a majority of the Board of Directors of the Company who are disinterested in the subject matter of the transaction; and

                    (2) with respect to any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $10.0 million, the Company must first obtain a favorable written opinion from an independent financial advisor of national reputation as to the fairness, from a financial point of view, of such transaction to the Company or such Restricted Subsidiary, as the case may be.

                  The foregoing limitation does not limit, and shall not apply to:

                  (1) any transaction between the Company and any of its Wholly-Owned Restricted Subsidiaries or between Wholly-Owned Restricted Subsidiaries of the Company;

                  (2) the payment of reasonable and customary regular fees to directors of the Company who are not employees of the Company;

                  (3) any Restricted Payments not prohibited by Section 4.03; or

                  (4) any loans or advances by the Company to employees of the Company or a Restricted Subsidiary in the ordi-nary course of business and in furtherance of the Company's business.

SECTION 4.13. LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist or become effective any kind of consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

                    (1) pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary;

                    (2) pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary;

                    (3) make loans or advances to the Company or any other Restricted Subsidiary; or

                    (4) transfer any of its property or assets to the Company or any other Restricted Subsidiary.

                  The foregoing provisions shall not restrict any encumbrances or restrictions:

                  (1) existing on the Issue Date in the Credit Agreement, the Indenture, or any other agreements in effect on the Issue Date, and any extensions, refinancings, renewals, or replacements of any of the foregoing; provided that the encumbrances and restrictions in any such extensions, refinancings, renewals, or replacements are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed, or replaced;

                  (2) existing under or by reason of applicable law;

                  (3) existing with respect to any person or the property or assets of such person acquired by the Company or any Restricted Subsidiary and existing at the time of such acquisition, which encumbrances or restrictions (i) are not applicable to any person or the property or assets of any person other than such person or the property or assets of such person so acquired and (ii) were not put in place in anticipation of such acquisition, and any extensions, refinancings, renewals, or replacements of any of the foregoing; PROVIDED that the encumbrances and restrictions in any such extensions, refinancings, renewals, or replacements are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed, or replaced;

                  (4) in the case of clause (4) of the first paragraph of this covenant;

                   (i) that restrict in a customary manner the subletting, assignment, or transfer of any property or asset that is a lease, license, conveyance, or contract or similar property or asset;

                  (ii) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by the Indenture; or

                 (iii) not relating to any Indebtedness, and, in each of cases
         (i), (ii), or (iii), arising or agreed to in the ordinary course of business and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary; or

                    (5) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary.

                  Nothing contained in the preceding paragraph shall prevent the Company or any Restricted Subsidiary from (1) creating, incurring, assuming, or suffering to exist any Liens otherwise permitted by Section 4.14 or (2) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.

SECTION 4.14.              LIMITATION ON LIENS.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, Incur, assume or permit or suffer to exist any Liens of any kind against or upon any property or assets of the Company or any of its Restricted Subsidiaries whether owned on the Issue Date or acquired after the Issue Date, or any proceeds therefrom, or assign or otherwise convey any right to receive income or profits therefrom unless:

                    (1) in the case of Liens securing Indebtedness that is expressly subordinate or junior in right of payment to the Securities, the Securities are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens; and

                  (2) in all other cases, the Securities are equally and ratably secured, except for:

                  (i) Liens existing as of the Issue Date to the extent and in the manner such Liens are in effect on the Issue Date;

                  (ii) Liens securing Senior Debt and Liens securing Guarantor Senior Debt;

                  (iii) Liens securing the Securities and the Guarantees;

                  (iv) Liens of the Company or a Wholly-Owned Restricted Subsidiary of the Company on assets of any Restricted Subsidiary of the Company;

                   (v) Liens securing Indebtedness which is Incurred to refinance any Indebtedness which has been secured by a Lien permitted under this Indenture and which has been Incurred in accordance with the provisions of this Indenture; PROVIDED, HOWEVER, that such Liens: (A) are no less favorable to the Holders and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being refinanced; and (B) do not extend to or cover any property or assets of the Company or any of its Restricted Subsidiaries not securing the Indebtedness so refinanced; and

                  (vi) Permitted Liens.

SECTION 4.15.              CHANGE OF CONTROL.

                  Upon the occurrence of a Change of Control, each Holder shall have the right to require the repurchase of its Securities by the Company in cash pursuant to the offer described below (the "CHANGE OF CONTROL OFFER") at a purchase price equal to 101% of the principal amount thereof, plus accrued interest (if any) to the date of purchase (the "CHANGE OF CONTROL PAYMENT"). Prior to the mailing of the notice to Holders provided for in the succeeding paragraph, but in any event within 30 days following any Change of Control, the Company covenants to:

                    (1) repay in full all Indebtedness of the Company that would prohibit the repurchase of the Securities as provided for in the succeeding paragraph; or

                    (2) obtain any requisite consents under instruments governing any such Indebtedness of the Company to permit the repurchase of the Securities as provided for in the succeeding paragraph. The Company shall first comply with clause (1) above before it shall be required to repurchase Securities pursuant to this Section 4.15.

                  Within 30 days of the Change of Control, the Company shall mail a notice to the Trustee and each Holder stating:

                    (1) that a Change of Control has occurred (and a brief description of the events resulting in such Change of Control), that the Change of Control Offer is being made pursuant to this Section 4.15 and that all Securities validly tendered will be accepted for payment;

                    (2) the purchase price and the date of purchase (which shall be the date 20 business days from the date such notice is mailed) (the "CHANGE OF CONTROL PAYMENT DATE");

                    (3) that any Security not tendered will continue to accrue interest pursuant to its terms;

                    (4) that, unless the Company defaults in the payment of the Change of Control Payment, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Payment Date;

                    (5) that Holders electing to have any Security or portion thereof purchased pursuant to the Change of Control Offer will be required to surrender such Security, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of such Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the business day immediately preceding the Change of Control Payment Date;

                    (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third business day immediately preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission, or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have such Securities purchased; and

                    (7) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; PROVIDED that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof.

                  On the Change of Control Payment Date, the Company shall:

                    (1) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer;

                    (2) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and

                    (3) deliver, or cause to be delivered, to the Trustee, all Securities or portions thereof so accepted together with an officers' certificate specifying the Securities or portions thereof accepted for payment by the Company.

                  The Paying Agent shall promptly mail, to the holders of Securities so accepted, payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; PROVIDED that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section 4.15, the Trustee shall act as Paying Agent.

                  The Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in the event that a Change of Control occurs and the Company is required to repurchase the Securities pursuant to this Section 4.15.

SECTION 4.16.              LIMITATION ON ASSET SALES.

                  The Company shall not effect or permit any Asset Sale unless:

                    (1) such Asset Sale is effected at least fair market value (as determined in good faith by the Board of Directors);

                    (2) in the case of any Asset Sale or series of related Asset Sales for a total consideration in excess of $10.0 million, at least 80% of the consideration is received in cash; and

                    (3) in the event and to the extent that the Net Cash Proceeds received by the Company or any of its Restricted Subsidiaries from one or more Asset Sales occurring on or after the Issue Date exceed $10.0 million;

then the Company shall or shall cause the relevant Restricted Subsidiary to:

                    (1) within 270 days after the date Net Cash Proceeds so received exceed $10.0 million:

                    (i) apply an amount equal to such excess Net Cash Proceeds to permanently repay Senior Debt, Guarantor Sen-ior Debt or Indebtedness of any Restricted Subsidiary that is not a Guarantor in each case owing to a person other than the Company or any of its Restricted Subsidiaries and, in the case of repayment of Indebtedness arising under the Credit Agreement or any other revolving credit facility, effect a permanent reduction in the commitments or availability under the Credit Agreement or such other facility; or

                  (ii) invest an equal amount, or the amount not so applied pursuant to clause (i) (or enter into a definitive agreement committing so to invest within 270 days after the date of receipt of such Net Cash Proceeds and investing within 360 days of the receipt of such Net Cash Proceeds), in property or assets of a nature or type or that are used in a business similar or related to the nature or type of the property and assets of, or the business of, the Company and its Restricted Subsidiaries existing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution); and

                    (2) apply (no later than the end of the periods referred to in clause (1)) such excess Net Cash Proceeds (to the extent not applied pursuant to clause (1)) as provided below. The amount of such excess Net Cash Proceeds required to be applied (or to be committed to be applied) during such 270-day period as set forth in clause (1) of the preceding sentence and not applied as so required by the end of such period (or, with respect to such Net Cash Proceeds committed to be applied, such 360-day period) shall constitute "EXCESS PROCEEDS."

                  If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Excess Proceeds Offer totals at least $10.0 million, the Company must, not later than the fifteenth Business Day of such month, make an offer (an "EXCESS PROCEEDS OFFER") to purchase from the Holders on a pro rata basis an aggregate principal amount of Securities equal to the Excess Proceeds on such date, at a purchase price equal to 100% of the principal amount of the Securities, plus, in each case, accrued interest (if any) to the date of purchase (the "EXCESS PROCEEDS PAYMENT").

                  The Company shall commence an Excess Proceeds Offer by mailing a notice to the Trustee and each Holder stating:

                    (1) that the Excess Proceeds Offer is being made pursuant to this Section 4.16 and that all Securities validly tendered will be accepted for payment on a pro rata basis;

                    (2) the purchase price and the date of purchase (which shall be the date 20 Business Days from the date such notice is mailed) (the "EXCESS PROCEEDS PAYMENT DATE");

                    (3) that any Security not tendered will continue to accrue interest pursuant to its terms;

                    (4) that, unless the Company defaults in the payment of the Excess Proceeds Payment, any Security accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest on and after the Excess Proceeds Payment Date;

                    (5) that Holders electing to have a Security purchased pursuant to the Excess Proceeds Offer will be required to surrender the Security, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Excess Proceeds Payment Date;

                    (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Excess Proceeds Payment Date, a telegram, facsimile transmission, or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and

                    (7) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; PROVIDED that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or any integral multiples thereof.

                  On the Excess Proceeds Payment Date, the Company shall:

                    (1) accept for payment on a pro rata basis Securities or portions thereof tendered pursuant to the Excess Proceeds Offer;

                    (2) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and

                    (3) deliver, or cause to be delivered, to the Trustee all Securities or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company.

                  The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered; PROVIDED that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or any integral multiples thereof. The Company will publicly announce the results of the Excess Proceeds Offer as soon as practicable after the Excess Proceeds Payment Date. For purposes of this
Section 4.16, the Trustee shall act as the Paying Agent.

                  The Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that such Excess Proceeds are received by the Company pursuant to this Section 4.16 and the Company is required to repurchase Securities as described above.

SECTION 4.17.              PROHIBITION ON INCURRENCE OF SENIOR SUBORDINATED
                           DEBT.

                  The Company shall not, and shall not permit any Restricted Subsidiary that is a Guarantor to, Incur or suffer to exist Indebtedness that is senior in right of payment to the Securities or such Guarantor's Guarantee, as the case may be, and subordinate in right of payment to any other Indebtedness of the Company or such Guarantor, as the case may be.

SECTION 4.18.              LIMITATION OF GUARANTEES BY RESTRICTED SUBSIDIARIES.

                  The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, by way of the pledge of any intercompany note or otherwise, to assume, guarantee or in any other manner become liable with respect to any Indebtedness of the Company or any other Restricted Subsidiary of the Company (other than Permitted Indebtedness of a Restricted Subsidiary of the Company), unless, in any such case:

                    (1) such Restricted Subsidiary executes and delivers a supplemental indenture to this Indenture, providing a guarantee of payment of the Securities by such Restricted Subsidiary; and

                    (2) (i) if any such assumption, guarantee or other liability of such Restricted Subsidiary is provided in respect of Senior Debt, the guarantee or other instrument provided by such Restricted Subsidiary in respect of such Senior Debt may be senior to the Guarantee pursuant to subordination provisions no less favorable to the Holders of the Securities than those contained in this Indenture; and

                  (ii) if such assumption, guarantee or other liability of such Restricted Subsidiary is provided in respect of Indebtedness that is expressly subordinated to the Securities, the guarantee or other instrument provided by such Restricted Subsidiary in respect of such subordinated Indebtedness shall be subordinated to the Guarantee pursuant to subordination provisions no less favorable to the Holders of the Securities than those contained in the Indenture.

                  Notwithstanding the foregoing, any such Guarantee by a Restricted Subsidiary of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged, without any further action required on the part of the Trustee or any Holder, upon:

                    (1) the unconditional release of such Restricted Subsidiary from its liability in respect of the Indebted-ness in connection with which such Guarantee was executed and delivered pursuant to the preceding paragraph; or

                    (2) any sale or other disposition (by merger or otherwise) to any person which is not a Restricted Subsidiary of the Company of all of the Company's Capital Stock in, or all or substantially all of the assets of, such Restricted Subsidiary; PROVIDED that (i) such sale or disposition of such Capital Stock or assets is otherwise in compliance with the terms of this Indenture and (ii) such assumption, guarantee or other liability of such Restricted Subsidiary has been released by the holders of the other Indebtedness so guaranteed.

SECTION 4.19.              PAYMENT FOR CONSENTS.

                  Neither the Company nor any of its Subsidiaries shall directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, or otherwise, to any Holder of any Security for or as an inducement to any consent, waiver, or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities that consent, waive, or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver, or agreement.


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION


SECTION 5.01.              CONSOLIDATION, MERGER AND SALE OF ASSETS.

                  The Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease, or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to any Person (other than a consolidation with or merger with or into a Wholly-Owned Restricted Subsidiary with a positive net worth; PROVIDED that, in connection with any such merger of the Company with a Wholly-Owned Restricted Subsidiary, no consideration (other than common stock in the surviving person or the Company) shall be issued or distributed to the stockholders of the Company) or permit any Person to merge with or into the Company unless:

                    (1) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Securities and under this Indenture;

                    (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                    (3) immediately after giving effect to such transaction on a PRO FORMA basis, the Company or any Person becoming the successor obligor of the Securities, as the case may be, shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                    (4) immediately after giving effect to such transaction on a PRO FORMA basis, the consolidated resulting surviving or transferee entity would immediately thereafter be permitted to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.04; and

                    (5) the Company delivers to the Trustee an Officers' Certificate (attaching the arithmetic computations to demonstrate compliance with clause (3)) and Opinion of Counsel, in each case stating that such consolidation, merger, or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with; PROVIDED, HOWEVER, that clause (3) above does not apply if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of the Company; and PROVIDED FURTHER that any such trans-action shall not have as one of its purposes the evasion of the limitations contained in this Section 5.01.

                  Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with this
Section 5.01, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such surviving entity had been named as such.

                  Each Guarantor (other than any Guarantor whose Guarantee is to be released in accordance with the terms of the Guarantee and this Indenture in connection with any transaction complying with the provisions of Section 4.16) shall not, and the Company shall not cause or permit any Guarantor to, consolidate with or merge with or into any Person other than the Company or any other Guarantor unless:

                    (1) the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) or to which such sale, lease, conveyance or other disposition shall have been made is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia;

                    (2) such entity assumes by supplemental indenture all of the obligations of the Guarantor on the Guarantee;

                    (3) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                    (4) immediately after giving effect to such transaction and the use of any net proceeds therefrom on a PRO FORMA basis, the Company could satisfy the provisions of clause (4) of the first paragraph of this Section 5.01.

                  Any merger or consolidation of a Guarantor with and into the Company (with the Company being the surviving entity) or any merger or consolidation of a Guarantor and a Restricted Subsidiary of the Company (with a Guarantor being the surviving entity) need only comply with clause (5) of the first paragraph of this Section 5.01.

SECTION 5.02.              SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with
Section 5.01 in which the Company or any Guarantor, as applicable, is not the continuing corporation, the successor Person formed by such consolidation or into which the Company or such Guarantor is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor under this Indenture and the Securities or the Guarantee, as applicable, with the same effect as if such surviving entity had been named as such.


                                   ARTICLE SIX

                              DEFAULT AND REMEDIES


SECTION 6.01.              EVENTS OF DEFAULT.

                  Each of the following shall be an "EVENT OF DEFAULT":

                    (1) the failure to pay the principal of (or premium if any, on) any Securities, when the same becomes due and payable at maturity, upon acceleration, redemption, mandatory repurchase or otherwise (whether or not such payment shall be prohibited by Article Ten or Twelve of this Indenture);

                    (2) the failure to pay interest on any Securities when the same becomes due and payable, and such default continues for a period of 30 days (whether or not such payment shall be prohibited by Article Ten or Twelve of this Indenture);

                    (3) a default in the performance of or breach of any other covenant or agreement contained in this Indenture, with respect to the Securities and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or by the Holders of 25% or more in aggregate principal amount of the Securities specifying the default (and demanding that such default be remedied);

                    (4) there occurs with respect to any issue or issues of Indebtedness of the Company or any Restricted Subsidiary having an outstanding principal amount of $10.0 million or more in the aggregate for all such issues of all such persons, whether such Indebtedness now exists or shall hereafter be created:

                   (i) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and/or

                  (ii) the failure to make a principal payment at the final (buy not any interim) fixed maturity;

                    (5) any final judgment or order (not covered by insurance) for the payment of money in excess of $10.0 million in the aggregate for all such final judgments or orders (treating any deductibles, self-insurance, or retention as not so covered) is rendered against the Company or any Restricted Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such persons to exceed $10.0 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                    (6) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of the Company or any Restricted Subsidiary in an involuntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect; (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official of the Company or any Restricted Subsidiary or for all or substantially all of the property and assets of the Company or any Restricted Subsidiary; or
         (iii) the winding up or liquidation of its affairs or any Restricted Subsidiary, and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

                    (7) the Company or any Restricted Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect or consents to the entry of an order for relief in an involuntary case or proceeding under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official of the Company or any Restricted Subsidiary or for all or substantially all of the property and assets of the Company or any Restricted Subsidiary, (iii) effects any general assignment for the benefit of its creditors or (iv) takes any corporate action to authorize or effect any of the foregoing; or

                    (8) any Guarantee of a Restricted Subsidiary ceases to be in full force and effect or any Guarantee of a Restricted Subsidiary is declared to be null and void and unenforceable or any Guarantee of a Restricted Subsidiary is found to be invalid or any Guarantor that is a Restricted Subsidiary denies its liability under its Guarantee (other than by reason of release of such Guarantor in accordance with the terms of this Indenture).

SECTION 6.02.              ACCELERATION.

                  If an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 6.01 above with respect to the Company) occurs and is continuing, either the Trustee or the Holders of not less than 25% in aggregate principal amount of outstanding Securities may declare the principal of and accrued interest on all the Securities to be due and payable by notice in writing to the Company (and the Trustee if given by the Holders) specifying the respective Event of Default and that it is a "notice of acceleration" (the "ACCELERATION NOTICE"), and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Credit Agreement, shall become immediately due and payable upon the first to occur of an acceleration under the Credit Agreement or five (5) Business Days after receipt by the Company and the Representative under the Credit Agreement of such Acceleration Notice but only if such Event of Default is then continuing. In the event of a declaration of acceleration because an Event of Default set forth in clause (4) of Section 6.01 above has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default or payment default triggering such Event of Default pursuant to such clause (4) shall be remedied or cured by the Company and/or the relevant Restricted Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto. If an Event of Default specified in clause (6) or (7) of Section 6.01 above with respect to the Company occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Securities shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after a declaration of acceleration with respect to the Securities as described in the preceding paragraph, the Holders of a majority in principal amount of the Securities may rescind and cancel such declaration and its consequences (i) if the rescission would not conflict with any judgment or decree, (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, (iii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iv) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances, including counsel fees and expenses, and any other amounts due to the Trustee under Section 7.07 and (v) in the event of the cure or waiver of an Event of Default of the type described in clause (6) or (7) of Section 6.01, the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

SECTION 6.03.              OTHER REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04.              WAIVER OF PAST DEFAULTS.

                  Subject to Sections 2.09, 6.07 and 9.02, the Holders of not less than a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default or Event of Default in the payment of principal of or interest on any Security as specified in clauses (1) and (2) of Section
6.01. The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. When a Default or Event of Default is waived, it is cured and ceases.

SECTION 6.05.              CONTROL BY MAJORITY.

                  The Holders of not less than a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. Subject to Section 7.01, however, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; PROVIDED that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction.

SECTION 6.06.              LIMITATION ON SUITS.

                  A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                    (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                    (2) the Holder or Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

                    (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                    (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                    (5) during such 60-day period the Holder or Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 6.07.              RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 6.08.              COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default in payment of principal or interest specified in clause (1) or (2) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal and accrued interest and fees remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate PER ANNUM borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 7.07.

SECTION 6.09.              TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 7.07) and the Securityholders allowed in any judicial proceedings relating to the Company, its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10.              PRIORITIES.

                  If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money or property in the following order:

                  First: to the Trustee for amounts due under Section 7.07;

                  Second: subject to Articles Ten and Twelve, to Holders for interest accrued on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for interest;

                  Third: subject to Articles Ten and Twelve, to Holders for principal amounts due and unpaid on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal; and

                  Fourth: to the Company or, if applicable, the Guarantors, as their respective interests may appear.

                  The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

SECTION 6.11.              UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Securities.


                                  ARTICLE SEVEN

                                     TRUSTEE


SECTION 7.01.              DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent trustee would ex-ercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) Except during the continuance of an Event of Default:

                    (1) The Trustee need perform only those duties as are specifically set forth herein or in the TIA and no duties, covenants, responsibilities or obligations shall be implied in this Indenture against the Trustee.

                    (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates (including Officers' Certificates) or opinions (including Opinions of Counsel) furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) Notwithstanding anything to the contrary herein, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (1) This paragraph does not limit the effect of paragraph
         (b) of this Section 7.01.

                    (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                    (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that re-payment of such funds is not assured to it and indemnity satisfactory to the Trustee is not provided.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to this Section 7.01.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in a separate writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) In the absence of bad faith, negligence or willful misconduct on the part of the Trustee, the Trustee shall not be responsible for the application of any money by any Paying Agent other than the Trustee.

SECTION 7.02.              RIGHTS OF TRUSTEE.

                  Subject to Section 7.01:

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of Section 13.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than an agent who is an employee of the Trustee) appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from li-ability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate (including any Officers' Certificate), statement, instrument, opinion (including any Opinion of Counsel), notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Company, to examine the books, records, and premises of the Company, personally or by agent or attorney.

                  (h) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

                  (i) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as duties.

SECTION 7.03.              INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries (including the Guarantors), or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.04.              TRUSTEE'S DISCLAIMER.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Guarantees or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication. The Trustee makes no representations with respect to the effectiveness or adequacy of this Indenture.

SECTION 7.05.              NOTICE OF DEFAULT.

                  If a Default or an Event of Default occurs and is continuing and the Trustee receives actual notice of such Default or Event of Default, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 60 days after such Default or Event of Default occurs. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Security, including an accelerated payment and the failure to make payment on the Change of Control Payment Date pursuant to a Change of Control Offer or the Excess Proceeds Payment Date pursuant to an Excess Proceeds Offer, the Trustee may withhold the notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determines that withholding the notice is in the interest of the Securityholders.

SECTION 7.06.              REPORTS BY TRUSTEE TO HOLDERS.

                  Within 60 days after each June 15, beginning with the first June 15 following the date of this Indenture, the Trustee shall, to the extent that any of the events described in TIA Section 313(a) occurred within the previous twelve months, but not otherwise, mail to each Securityholder a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b), 313(c) and 313(d).

                  A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the Commission and each securities exchange, if any, on which the Securities are listed.

                  The Company shall notify the Trustee if the Securities become listed on any securities exchange or of any delisting thereof and the Trustee shall comply with TIA Section 313(d).

SECTION 7.07.              COMPENSATION AND INDEMNITY.

                  The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by it in addition to the compensation for its services, except any such disbursements, expenses and advances as may be attributable to the Trustee's negligence, bad faith or willful misconduct. Such expenses shall include the reasonable fees and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee and its agents, employees, officers, stockholders and directors for, and hold them harmless against, any loss, liability or expense incurred by them except for such actions to the extent caused by any negligence, bad faith or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust including the reasonable costs and expenses of defending themselves against or investigating any claim or liability in connection with the exercise or performance of any of the Trustee's rights, powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee or any of its agents, employees, officers, stockholders and directors for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company may, subject to the approval of the Trustee, defend the claim and the Trustee shall cooperate in the defense. The Trustee and its agents, employees, officers, stockholders and directors subject to the claim may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; PROVIDED, HOWEVER, that the Company will not be required to pay such fees and expenses if, subject to the approval of the Trustee, it assumes the Trustee's defense and there is no conflict of interest between the Company and the Trustee and its agents, employees, officers, stockholders and directors subject to the claim in connection with such defense as reasonably determined by the Trustee. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

                  To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a senior claim prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee. The obligations of the Company and the Guarantors under this Section shall not be subordinated to the payment of Senior Debt pursuant to Article Ten or Article Twelve except assets or money held in trust to pay principal of or interest on particular Securities.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in clause (6) or (7) of Section 6.01 occurs, such expenses and the compensation for such services shall be paid to the extent allowed under any Bankruptcy Law.

                  Notwithstanding any other provision in this Indenture, the foregoing provisions of this Section 7.07 shall survive the satisfaction and discharge of this Indenture or the appointment of a successor Trustee.

SECTION 7.08.              REPLACEMENT OF TRUSTEE.

                  The Trustee may resign at any time by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee and may appoint a successor Trustee. The Company may remove the Trustee if:

                    (1) the Trustee fails to comply with Section 7.10;

                    (2) the Trustee is adjudged bankrupt or insolvent;

                    (3) a receiver or other public officer takes charge of the Trustee or its property; or

                    (4) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 7.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.09.              SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee; PROVIDED that such corporation shall be otherwise qualified and eligible under this Article Seven.

SECTION 7.10.              ELIGIBILITY; DISQUALIFICATION.

                  This Indenture shall always have a Trustee who satisfies the requirement of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5). The
Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. In addition, if the Trustee is a corporation included in a bank holding company system, the Trustee, independently of the bank holding company, shall meet the capital requirements of TIA Section 310(a)(2). The Trustee shall comply with TIA Section 310(b); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. The provisions of TIA
Section 310 shall apply to the Company and any other obligor of the Securities.

SECTION 7.11.              PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee, in its capacity as Trustee hereunder, shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                  ARTICLE EIGHT

                       DISCHARGE OF INDENTURE; DEFEASANCE


SECTION 8.01.              TERMINATION OF THE COMPANY'S OBLIGATIONS.

                  The Company may terminate its obligations under the Securities and this Indenture, except those obligations referred to in the penultimate paragraph of this Section 8.01, if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment U.S. Legal Tender has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 8.05) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if:

                  (a) either (i) pursuant to Article Three, the Company shall have given notice to the Trustee and mailed a notice of redemption to each Holder of the redemption of all of the Securities in accordance with the provisions hereof or (ii) all Securities have otherwise become due and payable hereunder;

                  (b) the Company shall have irrevocably deposited or caused to be deposited with the Trustee or a trustee satisfactory to the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders of that purpose, U.S. Legal Tender in such amount as is sufficient without consideration of reinvestment of such interest, to pay principal of, premium, if any, and interest on the outstanding Securities to maturity or redemption; PROVIDED that the Trustee shall have been irrevocably instructed to apply such U.S. Legal Tender to the payment of said principal, premium, if any, and interest with respect to the Securities and PROVIDED, FURTHER, that from and after the time of deposit, the money deposited shall not be subject to the rights of holders of Senior Debt or Guarantor Senior Debt pursuant to the provisions of Article Ten or Twelve, as the case may be;

                  (c) no Default or Event of Default with respect to this Indenture or the Securities shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument or agreement (including, without limitation, the Credit Agreement) to which the Company is a party or by which it is bound;

                  (d) the Company shall have paid all other sums payable by it hereunder; and

                  (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent providing for or relating to the termination of the Company's obligations under the Securities and this Indenture have been complied with. Such Opinion of Counsel shall also state that such satisfaction and discharge does not result in a default under the Credit Agreement or any other material agreement or instrument then known to such counsel that binds or affects the Company.

                  Subject to the next sentence and notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 4.01, 4.02, 7.07, 8.05 and 8.06 shall survive until the Securities are no longer outstanding pursuant to the last paragraph of Section 2.08. After the Securities are no longer outstanding, the Company's obligations in Sections 7.07, 8.05 and
8.06 shall survive.

                  After such delivery or irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

SECTION 8.02.              LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

                  (a) The Company may, at its option by Board Resolution of the board of directors of the Company, at any time, elect to have either paragraph (b) or (c) below applied to all outstanding Securities upon compliance with the conditions set forth in Section 8.03.

                  (b) Upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (b), the Company and each of the Guarantors shall, subject to the satisfaction of the conditions set forth in
Section 8.03, be deemed to have been discharged from their respective obligations with respect to all outstanding Securities and the corresponding Guarantees on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.04 hereof and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), and Holders of the Securities and any amounts deposited under Section 8.03 hereof shall cease to be subject to any obligations to, or the rights of, any holder of Senior Debt under Article Ten or otherwise, except for the following provisions, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Article Two and Section 4.02 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (iv) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) hereof.

                  (c) Upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (c), the Company and each of the Guarantors shall, subject to the satisfaction of the conditions set forth in
Section 8.03 hereof, be released from their obligations, if any, under the covenants contained in Sections 4.03, 4.04 and Sections 4.12 through 4.18 and Article Five hereof with respect to the outstanding Securities and the corresponding Guarantees on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes) and Holders of the Securities and any amounts deposited under Section 8.03 hereof shall cease to be subject to any obligations to, or the rights of, any holder of Senior Debt under Article Ten or otherwise. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under

Section 6.01(c) hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (c), subject to the satisfaction of the conditions set forth in
Section 8.03 hereof, Sections 6.01(3), 6.01(4) and 6.01(5) shall not constitute Events of Default.

SECTION 8.03.              CONDITIONS TO LEGAL DEFEASANCE OR COVENANT
                           DEFEASANCE.

                  The following shall be the conditions to the application of either Section 8.02(b) or 8.02(c) hereof to the outstanding Securities:

         In order to exercise either Legal Defeasance or Covenant Defeasance:

                  (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. Government Obligations or a combination thereof which through the scheduled payment of principal and interest in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment on the Securities, U.S. Legal Tender, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the Securities on the stated date for payment thereof or on the applicable redemption date, as the case may be;

                  (b) in the case of an election under Section 8.02(b) hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of the execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) in the case of an election under Section 8.02(c) hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Securities pursuant to this Article Eight concurrently with such incurrence) or insofar as Sections 6.01(6) and 6.01(7) hereof are concerned, at any time in the period ending on the 91st day after the date of such deposit;

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture, the Credit Agreement or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                  (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

                  (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent hereunder provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with; and

                  (h) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) the trust funds will not be subject to any rights of any holders of Senior Debt, including, without limitation, those arising under this Indenture, and
         (ii) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and that no Holder is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable Bankruptcy Law.

                  Notwithstanding the foregoing, the Opinion of Counsel required by clause (b) above of this Section 8.03 need not be delivered if all Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable or (ii) will become due and payable on the Maturity Date within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

SECTION 8.04.              APPLICATION OF TRUST MONEY.

                  The Trustee or Paying Agent shall hold in trust U.S. Legal Tender or U.S. Government Obligations deposited with it pursuant to this Article Eight, and shall apply the deposited U.S. Legal Tender and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of and interest on the Securities.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Legal Tender or U.S. Government Obligations deposited pursuant to Section 8.03 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                  Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's written request any U.S. Legal Tender or U.S. Government Obligations held by it as provided in Section 8.03 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.05.              REPAYMENT TO THE COMPANY.

                  The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; PROVIDED that the Trustee or such Paying Agent, before being required to make any payment, may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein which shall be at least 30 days from the date of such publication or mailing any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person.

SECTION 8.06.              REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with this Article Eight by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Eight until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with this Article Eight; PROVIDED that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


SECTION 9.01.              WITHOUT CONSENT OF HOLDERS.

                  Subject to Section 9.03, the Company, the Guarantors and the Trustee, together, may amend or supplement this Indenture, the Securities or the Guarantees without notice to or consent of any Securityholder:

                    (1) to cure any ambiguity, defect or inconsistency, so long as such change does not, in the opinion of the Trustee, adversely affect the rights of any of the Holders in any material respect. In formulating its opinion on such matters, the Trustee will be entitled to rely on such evidence as it deems appropriate, including, without limitation, solely an Opinion of Counsel;

                    (2) to evidence the succession in accordance with Article Five hereof of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

                    (3) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA;

                    (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee;

                    (5) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                    (6) to make any other change that does not materially adversely affect the rights of any Securityholders hereunder;

PROVIDED that the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that such amendment or supplement complies with the provisions of this Section 9.01.

SECTION 9.02.              WITH CONSENT OF HOLDERS.

                  Subject to Sections 6.07 and 9.03, the Company, the Guarantors and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Securities, may amend or supplement this Indenture, the Securities or the Guarantees, without notice to any other Securityholders. Subject to Sections 6.07 and 9.03, the Holder or Holders of a majority in aggregate principal amount of the outstanding Securities may waive compliance by the Company with any provision of this Indenture, the Securities or the Guarantees without notice to any other Securityholder. Without the consent of each Securityholder affected, however, no amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may:

                    (1) change the stated maturity of the principal of, or any installment of interest on, any Security;

                    (2) reduce the principal amount of, or premium, if any, or interest on, any Security;

                    (3) change the place or currency of payment of principal of, or premium, if any, or interest on, any Security,

                    (4) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity (or, in the case of a redemption, on or after the redemption date) of any Security;

                    (5) reduce the above-stated percentage of outstanding Securities the consent of whose Holders is necessary to modify or amend this Indenture;

                    (6) waive a default in the payment of principal of, premium, if any, or interest on the Securities;

                    (7) reduce the percentage or aggregate principal amount of an outstanding Security the consent of whose Holders is necessary for waiver of compliance with certain provisions of this Indenture or for waiver of certain defaults;

                    (8) after the Company's obligation to purchase Securities arises thereunder, amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate an Excess Proceeds Offer with respect to any Asset Sale that has been consummated or, after such Change of Control has occurred or such Asset Sale has been consummated, modify any of the provisions or definitions with respect thereto; or

                    (9) modify or change any provision of this Indenture or the related definitions affecting the subordination or ranking of the Securities or any Guarantee in a manner which adversely affects the Holders.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Company shall give to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03.              EFFECT ON SENIOR DEBT.

                  No amendment of, or supplement or waiver to, this Indenture shall adversely affect the rights of any holder of Senior Debt or Guarantor Senior Debt under Article Ten or Article Twelve, as the case may be, of this Indenture, without the consent of such holder.

SECTION 9.04.              COMPLIANCE WITH TIA.

                  From the date on which this Indenture is qualified under the TIA, every amendment, waiver or supplement of this Indenture, the Securities or the Guarantees shall comply with the TIA as then in effect.

SECTION 9.05.              REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (9) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; PROVIDED that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

SECTION 9.06.              NOTATION ON OR EXCHANGE OF SECURITIES.

                  If an amendment, supplement or waiver changes the terms of a Security, the Company may require the Holder of the Security to deliver it to the Trustee. The Company shall provide the Trustee with an appropriate notation on the Security about the changed terms and cause the Trustee to return it to the Holder at the Company's expense. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.07.              TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Nine; PROVIDED that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each complying with Sections 13.04 and 13.05 and stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms. Such Opinion of Counsel shall be at the expense of the Company.


                                   ARTICLE TEN

                           SUBORDINATION OF SECURITIES


SECTION 10.01.             SECURITIES SUBORDINATED TO SENIOR DEBT.

                  Anything herein to the contrary notwithstanding, the Company, for itself and its successors, and each Holder, by his or her acceptance of Securities, agrees that the payment of all Obligations owing to the Holders in respect of the Securities is subordinated, to the extent and in the manner provided in this Article Ten, to the prior payment in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, of all Obligations on Senior Debt (including the Obligations with respect to the Credit Agreement).

                  This Article Ten shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

SECTION 10.02.             SUSPENSION OF PAYMENT WHEN SENIOR DEBT IS IN DEFAULT.

                  (a) Unless Section 10.03 shall be applicable, if any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on, unpaid drawings for letters of credit issued in respect of, or regularly accruing fees with respect to, any Senior Debt (a "PAYMENT DEFAULT"), then no payment or distribution of any kind or character shall be made by or on behalf of the Company or any other Person on its or their behalf with respect to any Obligations on the Securities or to acquire any of the Securities for cash or property or otherwise and until such Payment Default shall have been cured or waived or shall have ceased to exist or such Senior Debt as to which such Payment Default relates shall have been paid in full in cash or Cash Equivalents, after which the Company shall (subject to other provisions of this Article Ten) resume making any and all required payments in respect of the Securities, including any missed payments.

                  (b) Unless Section 10.03 shall be applicable, if any other event of default (other than a Payment Default) occurs and is continuing with respect to any Designated Senior Debt (as such event of default is defined in the instrument creating or evidencing such Designated Senior Debt) permitting the holders of such Designated Senior Debt then outstanding to accelerate the maturity thereof (a "NON-PAYMENT DEFAULT") and if the Representative for the respective issue of Designated Senior Debt gives written notice of the event of default to the Trustee (a "DEFAULT NOTICE"), then, unless and until all events of default have been cured or waived or have ceased to exist or the Trustee receives notice thereof from the Representative for the respective issue of Designated Senior Debt terminating the Payment Blockage Period, during the 180 days after the delivery of such Default Notice (the "PAYMENT BLOCKAGE PERIOD"), neither the Company nor any other Person on its behalf shall (x) make any payment of any kind or character with respect to any Obligations on or with the respect to the Securities or (y) acquire any of the Securities for cash or property or otherwise. Notwithstanding anything herein to the contrary, (x) in no event will a Payment Blockage Period extend beyond 180 days from the date the applicable Default Notice is received by the Trustee and (y) only one such Payment Blockage Period may be commenced within any 360 consecutive days. For all purposes of this Section 10.02(b), no event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Debt shall be, or be made, the basis for the commencement of a second Payment Blockage Period by the Representative of such Designated Senior Debt whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Payment Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose). The Company shall promptly notify holders of Senior Debt if payment of the Notes is accelerated because of an Event of Default.

                  (c) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the foregoing provisions of this Section 10.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (PRO RATA to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective Representatives, as their respective interests may appear. The Trustee shall be entitled to rely on information regarding amounts then due and owing on the Senior Debt, if any, received from the holders of Senior Debt (or their Representatives) or, if such information is not received from such holders or their Representatives, from the Company and only amounts included in the information provided to the Trustee shall be paid to the holders of Senior Debt.

                  Nothing contained in this Article Ten shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Section 6.02 or to pursue any rights or remedies hereunder; PROVIDED that all Senior Debt thereafter due or declared to be due shall first be paid in full in cash or Cash Equivalents before the Holders are entitled to receive any payment of any kind or character with respect to Obligations on the Securities.

SECTION 10.03. SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR DEBT ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF COMPANY.

                  (a) Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Company or its property, whether voluntary or involuntary, all Obligations due or to become due upon all Senior Debt shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, before any payment or distribution of any kind or character is made on account of any Obligations on the Securities, or for the acquisition of any of the Securities for cash or property or otherwise. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them, directly to the holders of Senior Debt (PRO RATA to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

                  (b) To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by any Holder when such payment or distribution is prohibited by this Section 10.03, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (PRO RATA to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

                  (d) The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets, to another corporation upon the terms and conditions provided in Article Five hereof and as long as permitted under the terms of the Senior Debt shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, assume the Company's obligations hereunder in accordance with Article Five hereof.

SECTION 10.04.             PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

                  Nothing contained in this Article Ten or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Sections 10.02 and 10.03, from making payments at any time for the purpose of making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments, or (ii) in the absence of actual knowledge by the Trustee that a given payment would be prohibited by Section 10.02 or 10.03, the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of, and interest on, the Securities to the Holders entitled thereto unless at least two Business Days prior to the date upon which such payment would otherwise become due and payable a Responsible Officer shall have actually received the written notice provided for in the first sentence of Section 10.02(b) or in Section 10.07 (PROVIDED that, notwithstanding the foregoing, the Holders receiving any payments made in contravention of Section 10.02 and/or 10.03 (and the respective such payments) shall otherwise be subject to the provisions of Section 10.02 and Section 10.03). The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company, although any delay or failure to give any such notice shall have no effect on the subordination provisions contained herein.

SECTION 10.05. HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR DEBT.

                  Subject to the payment in full in cash or Cash Equivalents of all Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the Securities shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Senior Debt by or on behalf of the Company, or by or on behalf of the Holders by virtue of this Article Ten, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article Ten are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Debt, on the other hand.

SECTION 10.06.             OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

                  Nothing contained in this Article Ten or elsewhere in this Indenture or in the Securities is intended to or shall im-pair, as among the Company, its creditors other than the holders of Senior Debt, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and any interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

SECTION 10.07.             NOTICE TO TRUSTEE.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Ten, although any delay or failure to give any such notice shall have no effect on the subordination provisions contained herein. Regardless of anything to the contrary contained in this Article Ten or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to any Senior Debt or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from the Company, or from a holder of Senior Debt or a Representative therefor, and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of any notice pursuant to this Section 10.07 to establish that such notice has been given by a holder of Senior Debt (or a Representative therefor).

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article Ten, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amounts of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Ten, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 10.08.             RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
                           LIQUIDATING AGENT.

                  Upon any payment or distribution of assets of the Company referred to in this Article Ten, the Trustee, subject to the provisions of Article Seven hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, dissolution, winding-up, liquidation, reorganization or similar case or proceeding is pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Ten.

SECTION 10.09.             TRUSTEE'S RELATION TO SENIOR DEBT.

                  The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article Ten with respect to any Senior Debt which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

                  With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Ten, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt.

                  Whenever a distribution is to be made or a notice given to holders or owners of Senior Debt, the distribution may be made and the notice may be given to their Representative, if any.

SECTION 10.10. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR DEBT.

                  No right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this Article Ten or the obligations hereunder of the Holders of the Securities to the holders of the Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt, or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 10.11. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.

                  Each Holder of Securities by its acceptance of them authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Debt and the Holders of Securities, the subordination provided in this Article Ten, and appoints the Trustee its attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liqui-dation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and/or assets of the Company, the filing of a claim for the unpaid balance of its Securities and accrued interest in the form required in those proceedings.

                  If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Debt or their Representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt or their Representative to vote in respect of the claim of any Holder in any such proceeding.

SECTION 10.12.             THIS ARTICLE TEN NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Ten will not be construed as preventing the occurrence of an Event of Default.

SECTION 10.13.             TRUSTEE'S COMPENSATION NOT PREJUDICED.

                  Nothing in this Article Ten will apply to amounts due to the Trustee pursuant to other sections of this Indenture.

                                 ARTICLE ELEVEN

                             GUARANTEE OF SECURITIES


SECTION 11.01.             UNCONDITIONAL GUARANTEE.

                  Subject to the provisions of this Article Eleven, each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably guarantees, on a senior subordinated basis (such guarantees to be referred to herein as a "GUARANTEE") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, premium, if any, and interest on the Securities shall be duly and punctually paid in full when due, whether at maturity, upon redemption at the option of Holders pursuant to the provisions of the Securities relating thereto, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section 7.07 hereof) and all other obligations shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders under this Indenture or under the Securities, for whatever reason, each Guarantor shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under the Guarantees, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

                  Each of the Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and the Guarantees. Each Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, each Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) subject to this Article Eleven, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six hereof for the purposes of the Guarantees, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Six hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of the Guarantees.

                  No stockholder, officer, director or employee, past, present or future, of any Guarantor, as such, shall have any personal liability under such Guarantor's Guarantee by reason of his, her or its status as such stockholder, officer, director or employee.

SECTION 11.02.             LIMITATIONS ON GUARANTEES.

                  The obligations of each Guarantor under its Guarantee are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, will result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in an amount PRO RATA, based on the net assets of each Guarantor, determined in accordance with GAAP.

SECTION 11.03.             EXECUTION AND DELIVERY OF GUARANTEE.

                  To further evidence the Guarantees set forth in Section 11.01, each Guarantor hereby agrees that a notation of its Guarantee, substantially in the form of EXHIBIT C hereto, shall be endorsed on each Security authenticated and delivered by the Trustee. The Guarantee of any Guarantor shall be executed on behalf of such Guarantor by either manual or facsimile signature of one Officer of such Guarantor who shall have been duly authorized to so execute by all requisite corporate action. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

                  Each of the Guarantors hereby agrees that its Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                  If an Officer of a Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates the Security on which such Guarantee is endorsed or at any time thereafter, such Guarantor's Guarantee of such Security shall nevertheless be valid.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of each Guarantor.

SECTION 11.04.             RELEASE OF A GUARANTOR.

                  (a) If no Default or Event of Default exists or would exist under this Indenture, upon the sale or disposition of all of the Capital Stock of a Guarantor by the Company, in a transaction or series of related transactions that either (i) does not constitute an Asset Sale or (ii) constitutes an Asset Sale the Net Cash Proceeds of which are applied in accordance with Section 4.16, or upon the consolidation or merger of a Guarantor with or into any Person in compliance with Article Five (in each case, other than to the Company or an Affiliate of the Company), or if any Guarantor is dissolved or liquidated in accordance with this Indenture, such Guarantor's Guarantee will be automatically discharged and such Guarantor shall be released from all obligations under this Article Eleven without any further action required on the part of the Trustee or any Holder. Any Guarantor not so released or the entity surviving such Guarantor, as applicable, shall remain or be liable under its Guarantee as provided in this Article Eleven.

                  (b) The Trustee shall deliver an appropriate instrument evidencing the release of a Guarantor upon receipt of a written request by the Company or such Guarantor accompanied by an Officers' Certificate and an Opinion of Counsel certifying as to the compliance with this Section 11.04; PROVIDED, HOWEVER, that the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officers' Certificates of the Company.

                  The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Securities and under this Article Eleven.

                  Except as set forth in Articles Four and Five and this Section 11.04, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

SECTION 11.05.             WAIVER OF SUBROGATION.

                  Until this Indenture is discharged and all of the Securities are discharged and paid in full, each Guarantor hereby irrevocably waives and agrees not to exercise any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Company's obligations under the Securities or this Indenture and such Guarantor's obligations under its Guarantee and this Indenture, in any such instance, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of the Holders against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders of Securities under the Securities, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Trustee or the Holders and shall forthwith be paid to the Trustee for the benefit of itself or such Holders to be credited and applied to the obligations in favor of the Trustee or the Holders, as the case may be, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.05 is knowingly made in contemplation of such benefits.

SECTION 11.06.             IMMEDIATE PAYMENT.

                  Each Guarantor agrees to make immediate payment to the Trustee, on behalf of the Holders or itself, of all Obligations due and owing or payable to the respective Holders or the Trustee upon receipt of a demand for payment therefor by the Trustee to such Guarantor in writing.

SECTION 11.07.             NO SET-OFF.

                  Each payment to be made by a Guarantor hereunder in respect of the Obligations shall be payable in the currency or currencies in which such Obligations are denominated, and shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

SECTION 11.08.             OBLIGATIONS ABSOLUTE.

                  The obligations of each Guarantor hereunder are and shall be absolute and unconditional and any monies or amounts expressed to be owing or payable by each Guarantor hereunder which may not be recoverable from such Guarantor on the basis of a Guarantee shall be recoverable from such Guarantor as a primary obligor and principal debtor in respect thereof.

SECTION 11.09.             OBLIGATIONS CONTINUING.

                  The obligations of each Guarantor hereunder shall be continuing and shall remain in full force and effect until all the obligations have been paid and satisfied in full. Each Guarantor agrees with the Trustee that it will from time to time deliver to the Trustee suitable acknowledgments of its continued liability hereunder and under any other instrument or instruments in such form as counsel to the Trustee may advise and as will prevent any action brought against it in respect of any default hereunder being barred by any statute of limitations now or hereafter in force and, in the event of the failure of a Guarantor so to do, it hereby irrevocably appoints the Trustee the attorney and agent of such Guarantor to make, execute and deliver such written acknowledgment or acknowledgments or other instruments as may from time to time become necessary or advisable, in the judgment of the Trustee on the advice of counsel, to fully maintain and keep in force the liability of such Guarantor hereunder and under its Guarantee.

SECTION 11.10.             OBLIGATIONS NOT REDUCED.

                  The obligations of each Guarantor hereunder shall not be satisfied, reduced or discharged solely by the payment of such principal, premium, if any, interest, fees and other monies or amounts as may at any time prior to discharge of this Indenture pursuant to Article Eight be or become owing or payable under or by virtue of or otherwise in connection with the Securities or this Indenture.

SECTION 11.11.             OBLIGATIONS REINSTATED.

                  The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of any Guarantor hereunder (whether such payment shall have been made by or on behalf of the Company or by or on behalf of a Guarantor) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or any Guarantor or otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Company is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Company, all such Indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by each Guarantor as provided herein.

SECTION 11.12.             OBLIGATIONS NOT AFFECTED.

                  The obligations of each Guarantor hereunder shall not be affected, impaired or diminished in any way by any act, omission, matter or thing whatsoever, occurring before, upon or after any demand for payment hereunder (and whether or not known or consented to by any Guarantor or any of the Holders) which, but for this provision, might constitute a whole or partial defense to a claim against any Guarantor hereunder or might operate to release or otherwise exonerate any Guarantor from any of its obligations hereunder or otherwise affect such obligations, whether occasioned by default of any of the Holders or otherwise, including, without limitation:

                  (a) any limitation of status or power, disability, incapacity or other circumstance relating to the Company or any other Person, including any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding-up or other proceeding involving or affecting the Company or any other Person;

                  (b) any irregularity, defect, unenforceability or invalidity in respect of any indebtedness or other obligation of the Company or any other Person under this Indenture, the Securities or any other document or instrument;

                  (c) any failure of the Company, whether or not without fault on its part, to perform or comply with any of the provisions of this Indenture or the Securities, or to give notice thereof to a Guarantor;

                  (d) the taking or enforcing or exercising or the refusal or neglect to take or enforce or exercise any right or remedy from or against the Company or any other Person or their respective assets or the release or discharge of any such right or remedy;

                  (e) the granting of time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

                  (f) any change in the time, manner or place of payment of, or in any other term of, any of the Securities, or any other amendment, variation, supplement, replacement or waiver of, or any consent to departure from, any of the Securities or this Indenture, including, without limitation, any increase or decrease in the principal amount of or premium, if any, or interest on any of the Securities;

                  (g) any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Company or a Guarantor;

                  (h) any merger or amalgamation of the Company or a Guarantor with any Person or Persons;

                  (i) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Obligations or the obligations of a Guarantor under its Guarantee; and

                  (j) any other circumstance, including release of a Guarantor pursuant to Section 11.04 (other than by complete, irrevocable payment) that might otherwise constitute a legal or equitable discharge or defense of the Company under this Indenture or the Securities or of another Guarantor in respect of its Guarantee hereunder;

PROVIDED, that the provisions of this Section 11.12 are not intended to affect in any way any release of a Guarantor in accordance with the provisions of
Section 11.04.

SECTION 11.13.             WAIVER.

                  Without in any way limiting the provisions of Section 11.01 hereof, each Guarantor hereby waives notice of acceptance hereof, notice of any liability of any Guarantor hereunder, notice or proof of reliance by the Holders upon the obligations of any Guarantor hereunder, and diligence, presentment, demand for payment on the Company, protest, notice of dishonor or non-payment of any of the Obligations, or other notice or formalities to the Company or any Guarantor of any kind whatsoever.

SECTION 11.14.             NO OBLIGATION TO TAKE ACTION AGAINST THE COMPANY.

                  Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Obligations or against the Company or any other Person or any property of the Company or any other Person before the Trustee is entitled to demand payment and performance by any or all Guarantors of their liabilities and obligations under their Guarantees or under this Indenture.

SECTION 11.15.             DEALING WITH THE COMPANY AND OTHERS.

                  The Holders, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of any Guarantor hereunder and without the consent of or notice to any Guarantor, may

                  (a) grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

                  (b) take or abstain from taking security or collateral from the Company or from perfecting security or collateral of the Company;

                  (c) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Company or any third party with respect to the obligations or matters contemplated by this Indenture or the Securities;

                  (d) accept compromises or arrangements from the Company;

                  (e) apply all monies at any time received from the Company or from any security upon such part of the Obligations as the Holders may see fit or change any such application in whole or in part from time to time as the Holders may see fit; and

                  (f) otherwise deal with, or waive or modify their right to deal with, the Company and all other Persons and any security as the Holders or the Trustee may see fit.

SECTION 11.16.             DEFAULT AND ENFORCEMENT.

                  If any Guarantor fails to pay in accordance with Section 11.06 hereof, the Trustee may proceed in its name as trustee hereunder in the enforcement of the Guarantee of any such Guarantor and such Guarantor's obligations thereunder and hereunder by any remedy provided by law, whether by legal proceedings or otherwise, and to recover from such Guarantor the obligations.

SECTION 11.17.             AMENDMENT, ETC.

                  No amendment, modification or waiver of any provision of this Indenture relating to any Guarantor or consent to any departure by any Guarantor or any other Person from any such provision will in any event be effective unless it is signed by such Guarantor and the Trustee.

SECTION 11.18.             ACKNOWLEDGMENT.

                  Each Guarantor hereby acknowledges communication of the terms of this Indenture and the Securities and consents to and approves of the same.

SECTION 11.19.             COSTS AND EXPENSES.

                  Each Guarantor shall pay on demand by the Trustee any and all costs, fees and expenses (including, without limitation, legal fees on a solicitor and client basis) incurred by the Trustee, its agents, advisors and counsel or any of the Holders in enforcing any of their rights under any Guarantee.

SECTION 11.20.             NO MERGER OR WAIVER; CUMULATIVE REMEDIES.

                  No Guarantee shall operate by way of merger of any of the obligations of a Guarantor under any other agreement, including, without limitation, this Indenture. No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, remedy, power or privilege hereunder or under this Indenture or the Securities, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under this Indenture or the Securities preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges in the Guarantee and under this Indenture, the Securities and any other document or instrument between a Guarantor and/or the Company and the Trustee are cumulative and not exclusive of any rights, remedies, powers and privilege provided by law.

SECTION 11.21.             SURVIVAL OF OBLIGATIONS.

                  Without prejudice to the survival of any of the other obligations of each Guarantor hereunder, the obligations of each Guarantor under
Section 11.01 shall survive the payment in full of the Obligations under the Securities, but only if and to the extent such payment is avoided, and in such case shall be enforceable against such Guarantor to the same extent as prior to any such payment and without regard to and without giving effect to any defense, right of offset or counterclaim available to or which may be asserted by the Company or any Guarantor.

SECTION 11.22.             GUARANTEE IN ADDITION TO OTHER OBLIGATIONS.

                  The Obligations of each Guarantor under its Guarantee and this Indenture are in addition to and not in substitution for any other Obligations to the Trustee or to any of the Holders in relation to this Indenture or the Securities and any guarantees or security at any time held by or for the benefit of any of them.

SECTION 11.23.             SEVERABILITY.

                  Any provision of this Article Eleven which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction unless its removal would substantially defeat the basic intent, spirit and purpose of this Indenture and this Article Eleven.

SECTION 11.24.             SUCCESSORS AND ASSIGNS.

                  Each Guarantee shall be binding upon and inure to the benefit of each Guarantor and the Trustee and the other Holders and their respective successors and permitted assigns, except that no Guarantor may assign any of its obligations hereunder or thereunder.


                                 ARTICLE TWELVE

                           SUBORDINATION OF GUARANTEE


SECTION 12.01.             GUARANTEE OBLIGATIONS SUBORDINATED TO GUARANTOR
                           SENIOR DEBT.

                  Anything herein to the contrary notwithstanding, each of the Guarantors, for itself and its successors, and each Holder, by his or her acceptance of Guarantees, agrees that the payment of all Obligations owing to the Holders in respect of its Guarantee (collectively, as to any Guarantor, its "GUARANTEE OBLIGATIONS") is subordinated, to the extent and in the manner provided in this Article Twelve, to the prior payment in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Guarantor Senior Debt, of all Obligations on Guarantor Senior Debt of such Guarantor.

                  This Article Twelve shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Guarantor Senior Debt, and such provisions are made for the benefit of the holders of Guarantor Senior Debt and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

SECTION 12.02. SUSPENSION OF GUARANTEE OBLIGATIONS WHEN GUARANTOR SENIOR DEBT IS IN DEFAULT.

                  (a) Unless Section 12.03 shall be applicable, if any payment default occurs and is continuing with respect to any Guarantor Senior Debt, then no payment of any kind or character shall be made by or on behalf of such Guarantor or any other Person on its behalf with respect to any Guarantee Obligations or to acquire any of the Securities for cash or property or otherwise and until such payment default shall have been cured or waived or shall have ceased to exist or such Guarantor Senior Debt shall have been discharged or paid in full in cash or Cash Equivalents, after which such Guarantor shall (subject to the other provisions of this Article Twelve) resume making any and all required payments in respect of its obligations under this Guarantee, including any missed payments.

                  (b) At any time while any Payment Blockage Period is in existence, neither any Guarantor nor any other Person on any Guarantor's behalf shall (x) make any payment of any kind or character with respect to any Obligations on its Guarantee or (y) acquire any of the Securities for cash or otherwise.

                  (c) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the foregoing provisions of this Section 12.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Debt (PRO RATA to such holders on the basis of the respective amount of Guarantor Senior Debt held by such holders) or their respective Representatives, as their respective interests may appear. The Trustee shall be entitled to rely on information regarding amounts then due and owing on the Guarantor Senior Debt, if any, received from the holders of Guarantor Senior Debt (or their Representatives) or, if such information is not received from such holders or their Representatives, from a Guarantor and only amounts included in the information provided to the Trustee shall be paid to the holders of Guarantor Senior Debt.

SECTION 12.03. GUARANTEE OBLIGATIONS SUBORDINATED TO PRIOR PAYMENT OF ALL GUARANTOR SENIOR DEBT ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF SUCH GUARANTOR.

                  (a) Upon any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to such Guarantor or its property, whether voluntary or involuntary, all Obligations due or to become due upon all Guarantor Senior Debt shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Guarantor Senior Debt, before any payment or distribution of any kind or character is made on account of any Guarantee Obligations or for the acquisition of any of the Securities for cash or property or otherwise. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by such Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them, directly to the holders of Guarantor Senior Debt (PRO RATA to such holders on the basis of the respective amounts of Guarantor Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Debt.

                  (b) To the extent any payment of Guarantor Senior Debt (whether by or on behalf of a Guarantor, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Guarantor Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, shall be received by any Holder when such payment or distribution is prohibited by this Section 12.03(c), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Debt (PRO RATA to such holders on the basis of the respective amount of Guarantor Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Debt.

                  (d) The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another corporation or the liquidation or dissolution of a Guarantor following the conveyance or transfer of all or substantially all of its assets, to another corporation upon the terms and conditions provided in Article Five hereof and as long as permitted under the terms of the Guarantor Senior Debt shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, assumes the Guarantee of such Guarantor hereunder in accordance with Article Five hereof.

SECTION 12.04.             PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture shall prevent (i) any Guarantor, except under the conditions described in Sections 12.02 and 12.03, from making payments at any time for the purpose of making payments on Guarantee Obligations, or from depositing with the Trustee any moneys for such payments, or (ii) in the absence of actual knowledge by the Trustee that a given payment would be prohibited by Section 12.02 or 12.03, the application by the Trustee of any moneys deposited with it for the purpose of making such payments on Guarantee Obligations to the Holders entitled thereto unless at least two Business Days prior to the date upon which such payment would otherwise become due and payable a Responsible Officer shall have actually received the written notice provided for in the first sentence of Section 10.02(b) or in Section 12.07 (PROVIDED that, notwithstanding the foregoing, the Holders receiving any payments made in contravention of Sections 12.02 and/or
12.03 (and the respective such payments) shall otherwise be subject to the provisions of Section 12.02(a) and Section 12.03). Each Guarantor shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of such Guarantor, although any delay or failure to give any such notice shall have no effect on the subordination provisions contained herein.

SECTION 12.05. HOLDERS OF GUARANTEE OBLIGATIONS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF GUARANTOR SENIOR DEBT.

                  Subject to the payment in full in cash or Cash Equivalents of all Guarantor Senior Debt, the Holders of Guarantee Obligations of any Guarantor shall be subrogated to the rights of the holders of Guarantor Senior Debt of such Guarantor to receive payments or distributions of cash, property or securities of such Guarantor applicable to such Guarantor Senior Debt until all amounts owing on or in respect of the Guarantee Obligations shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of such Guarantor Senior Debt by or on behalf of such Guarantor, or by or on behalf of the Holders by virtue of this Article Twelve, which otherwise would have been made to the Holders shall, as between such Guarantor and the Holders, be deemed to be a payment by such Guarantor to or on account of such Guarantor Senior Debt, it being understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Guarantor Senior Debt, on the other hand.

SECTION 12.06.             OBLIGATIONS OF THE GUARANTORS UNCONDITIONAL.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Guarantees is intended to or shall impair, as among the Guarantors, their creditors other than the holders of Guarantor Senior Debt, and the Holders, the obligation of the Guarantors, which is absolute and unconditional, to pay to the Holders all amounts due and payable under the Guarantees as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Guarantors other than the holders of the Guarantor Senior Debt, nor shall anything herein or therein prevent any Holder or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, in respect of cash, property or securities of the Guarantors received upon the exercise of any such remedy.

SECTION 12.07.             NOTICE TO TRUSTEE.

                  Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees pursuant to the provisions of this Article Twelve, although any delay or failure to give any such notice shall have no effect on the subordination provisions contained herein. Regardless of anything to the contrary contained in this Article Twelve or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to any Guarantor Senior Debt or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from a Guarantor, or from a holder of Guarantor Senior Debt or a Representative therefor, and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of any notice pursuant to this Section 12.07 to establish that such notice has been given by a holder of Guarantor Senior Debt (or a Representative therefor).

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Guarantor Senior Debt to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amounts of Guarantor Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.08.             RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
                           LIQUIDATING AGENT.

                  Upon any payment or distribution of assets of a Guarantor referred to in this Article Twelve, the Trustee, subject to the provisions of Article Seven hereof, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, dissolution, winding-up, liquidation, reorganization or similar case or proceeding is pending, or upon a certificate of the trustee in bankruptcy, liquidating trustee, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Guarantor Senior Debt and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 12.09.             TRUSTEE'S RELATION TO GUARANTOR SENIOR DEBT.

                  The Trustee and any agent of a Guarantor or the Trustee shall be entitled to all the rights set forth in this Article Twelve with respect to any Guarantor Senior Debt which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Guarantor Senior Debt and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

                  With respect to the holders of Guarantor Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of Guarantor Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Debt.

                  Whenever a distribution is to be made or a notice given to holders or owners of Guarantor Senior Debt, the distribution may be made and the notice may be given to their Representative, if any.

SECTION 12.10. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE GUARANTORS OR HOLDERS OF GUARANTOR SENIOR DEBT.

                  No right of any present or future holders of any Guarantor Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Debt, or otherwise amend or supplement in any manner Guarantor Senior Debt, or any instrument evidencing the same or any agreement under which Guarantor Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Guarantor Senior Debt; and (iv) exercise or refrain from exercising any rights against the Guarantors and any other Person.

SECTION 12.11. HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF GUARANTEE OBLIGATIONS.

                  Each Holder of Guarantee Obligations by its acceptance of them authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Guarantor Senior Debt and the Holders, the subordination provided in this Article Twelve, and appoints the Trustee its attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of credits or otherwise) tending towards liquidation of the business and assets of any Guarantor, the filing of a claim for the unpaid balance under its Guarantee Obligations and accrued interest in the form required in those proceedings.

                  If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Guarantor Senior Debt or their Representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Guarantee Obligations. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Guarantor Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Guarantee Obligations or the rights of any Holder thereof, or to authorize the Trustee or the holders of Guarantor Senior Debt or their Representative to vote in respect of the claim of any Holder in any such proceeding.

SECTION 12.12.             THIS ARTICLE TWELVE NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of principal of or interest on the Guarantees by reason of any provision of this Article Twelve will not be construed as preventing the occurrence of an Event of Default.

SECTION 12.13.             TRUSTEE'S COMPENSATION NOT PREJUDICED.

                  Nothing in this Article Twelve will apply to amounts due to the Trustee pursuant to other sections of this Indenture.


                                ARTICLE THIRTEEN

                                 MISCELLANEOUS


SECTION 13.01.             TIA CONTROLS.

                  If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

SECTION 13.02.             NOTICES.

                  Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         if to the Company or a Guarantor:

                  Avado Brands, Inc.
                  Hancock at Washington
                  Madison, GA  30650
                  Attention:   Chief Financial Officer

                  Telephone:   (706) 343-2263
                  Telecopy:    (706) 342-9283
         with a copy to:

                  Kilpatrick Stockton LLP
                  1100 Peachtree Street, Suite 2800
                  Atlanta, GA  30309
                  Attention:           Larry D. Ledbetter

                  Telephone:           (404) 815-6175
                  Telecopy:            (404) 815-6555

         if to the Trustee:

                  SunTrust Bank, Atlanta
                  25 Park Place, 24th Floor
                  Atlanta, GA 30303-2900
                  Attention:  Corporate Trust Division

                  Telephone:  (404) 588-7296
                  Telecopy:   (404) 588-7335

                  Each of the Company and the Trustee by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company and the Trustee, shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.03.             COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

                  Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture, the Securities or the Guarantees. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA ss. 312(c).

SECTION 13.04.             CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                    (1) an Officers' Certificate, in form and substance satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent to be performed or effected by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                    (2) an Opinion of Counsel stating that, in the opinion of such counsel, any and all such conditions precedent have been complied with.

SECTION 13.05.             STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.08, shall include:

                    (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with; PROVIDED, HOWEVER, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 13.06.             RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

                  The Trustee, Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.07.             LEGAL HOLIDAYS.

                  If a payment date is not a Business Day, payment may be made on the next succeeding day that is a Business Day.

SECTION 13.08.             GOVERNING LAW.

                  THIS INDENTURE, THE SECURITIES AND THE GUARANTEES WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture, the Securities or the Guarantees.

SECTION 13.09.             NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.10.             NO RECOURSE AGAINST OTHERS.

                  No director, officer, employee, incorporator or stockholder of the Company or any Subsidiary, as such, shall have any liability for any obligations of the Company under the Securities, this Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

SECTION 13.11.             SUCCESSORS.

                  All agreements of the Company and the Guarantors in this Indenture, the Securities and the Guarantees shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.12.             DUPLICATE ORIGINALS.

                  All parties may sign any number of copies of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

SECTION 13.13.             SEVERABILITY.

                  In case any one or more of the provisions in this Indenture, in the Securities or in the Guarantees shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.


                                         ISSUER


                                         AVADO BRANDS, INC.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President

                                         GUARANTORS


                                         DON PABLO'S HOLDING CORP.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         DON PABLO'S OPERATING CORP.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         DON PABLO'S LIMITED, INC.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo, President


                                         DON PABLO'S OF TEXAS, LP


                                         By: Don Pablo's Operating Corp.,
                                             general partner


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         CANYON CAFE OPERATING CORP.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President

                                         CANYON CAFE TX GENERAL, INC.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         CANYON CAFE LIMITED, INC.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo, President


                                         CANYON CAFE OF TEXAS, LP


                                         By:  Canyon Cafe TX General,
                                              Inc., general partner


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         AVADO VENTURES, INC.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo, President


                                         AVADO PROPERTIES, INC.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo, President


                                         MCCORMICK & SCHMICK
                                         HOLDING CORP.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,

                                            Senior Vice President


                                         MCCORMICK & SCHMICK
                                            OPERATING CORP.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         MCCORMICK & SCHMICK TX
                                            GENERAL, INC.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         MCCORMICK & SCHMICK LIMITED, INC.


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         MCCORMICK & SCHMICK OF TEXAS, LP


                                         By:  McCormick & Schmick TX
                                              General, Inc., general partner


                                         By: /s/ Louis J. Profumo
                                            ------------------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         MCCORMICK & SCHMICK'S
                                            SCP VIII, INC.


                                         By: /s/ Jerry R. Kelso
                                            ------------------------------
                                            Jerry R. Kelso,
                                            Vice President of Finance

                                         MCCORMICK & SCHMICK'S
                                            RMP III, INC.


                                         By: /s/ Jerry R. Kelso
                                            ------------------------------
                                            Jerry R. Kelso,
                                            Vice President of Finance


                                         HOPS GRILL & BAR, INC.


                                         By: /s/ Terence M. Terenzi
                                            ------------------------------
                                            Terence M. Terenzi,
                                            Vice President-Finance


                                         CYPRESS COAST CONSTRUCTION
                                            CORPORATION


                                         By: /s/ Terence M. Terenzi
                                            ------------------------------
                                            Terence M. Terenzi,
                                            Vice President-Finance


                                         HOPS MARKETING, INC.


                                         By: /s/ Terence M. Terenzi
                                            ------------------------------
                                            Terence M. Terenzi,
                                            Vice President-Finance


                                         HOPS OF SOUTHWEST FLORIDA, INC.


                                         By: /s/ Terence M. Terenzi
                                            ------------------------------
                                            Terence M. Terenzi,
                                            Vice President-Finance

                                         HOPS OF SOUTHWEST FLORIDA, LTD.


                                         By:  Hops of Southwest Florida,
                                              Inc., general partner


                                         By: /s/ Terence M. Terenzi
                                            ------------------------------
                                            Terence M. Terenzi,
                                            Vice President-Finance


                                         HOPS OF BRADENTON, LTD.


                                         By:  Hops of Southwest Florida,
                                              Inc., general partner


                                         By: /s/ Terence M. Terenzi
                                            ------------------------------
                                             Terence M. Terenzi,
                                             Vice President-Finance

                                         SUNTRUST BANK, ATLANTA,
                                            as Trustee


                                         By: /s/ Kristine Prall
                                            ------------------------------
                                            Name: Kristine Prall
                                            Title: Trust Officer


                                         By: /s/ Philip D. DeMovey
                                            ------------------------------
                                            Name: Philip D. DeMovey
                                            Title: Vice President

                                                                       EXHIBIT A

                                 [FORM OF NOTE]

                               [FACE OF SECURITY]


                               AVADO BRANDS, INC.
                        11 3/4% Senior Subordinated Note
                                due June 15, 2009


                                                              CUSIP No.
No.                                                                  $

                  AVADO BRANDS, INC., a Georgia corporation (the "Company", which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $
Dollars, on June 15, 2009.

                  Interest Payment Dates: June 15 and December 15, commencing December 15, 1999.

                  Record Dates:  June 1 and December 1.

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:  June 22, 1999
                                        AVADO BRANDS, INC.


                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                  This is one of the 11 3/4% Senior Subordinated Notes due 2009 described in the within-mentioned Indenture.


                                                 SUNTRUST BANK, ATLANTA,
                                                   as Trustee


                                                     By:
                                                        ------------------------
                                                        Authorized Signatory



Dated:  June 22, 1999

                              [REVERSE OF SECURITY]

                               AVADO BRANDS, INC.


                        11 3/4% Senior Subordinated Note
                                due June 15, 2009

1.       INTEREST.

                  AVADO BRANDS, INC., a Georgia corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on June 15 and December 15 of each year (the "Interest Payment Date"), commencing December 15, 1999. Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including June 22, 1999. Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand at the rate borne by this Security plus 2% and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.       METHOD OF PAYMENT.

                  The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange (including pursuant to an Exchange Offer (as defined in the Indenture)) after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of federal funds, or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.       PAYING AGENT AND REGISTRAR.

                  Initially, SunTrust Bank, Atlanta (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar or co-Registrar.

4.       INDENTURE.

                  The Company issued the Securities under an Indenture, dated as of June 22, 1999 (the "Indenture"), among the Company, the Guarantors named therein and the Trustee. This Security is one of a duly authorized issue of Securities of the Company designated as its 11 3/4% Senior Subordinated Notes due 2009 (the "Securities"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $100,000,000.

5.       SUBORDINATION.

                  The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Debt of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

6.       OPTIONAL REDEMPTION.

                  The Company may redeem the Securities, in whole at any time or in part from time to time, on and after June 15, 2004, upon not less than 30 nor more than 60 days notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on June 15 of the years set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

    YEAR                                                        PERCENTAGE
    ----                                                        ----------
    2004............................................            105.875%
    2005............................................            103.917%
    2006............................................            101.959%
    2007 and thereafter.............................            100.000%

7.       OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERINGS.

                  At any time, or from time to time, on or prior to June 15, 2002, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings to redeem up to 35% in aggregate principal amount of the Securities issued under the Indenture at a redemption price equal to 111.75% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; PROVIDED, HOWEVER, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least 65% of the aggregate amount of the Securities issued under the Indenture. In order to effect the foregoing redemption with the net cash proceeds of any Public Equity Offering, the Company shall make such redemption not more than 90 days after the consummation of any such Public Equity Offering.

                  As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Capital Stock of the Company (other than Redeemable Stock) pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

8.       NOTICE OF REDEMPTION.

                  Notice of redemption shall be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption, subject to the provisions of the Indenture.

9.       CHANGE OF CONTROL OFFER.

                  Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

10.      LIMITATION ON ASSET SALES.

                  The Company is, subject to certain conditions, obligated to make an offer to purchase Securities at 100% of their principal amount, plus accrued and unpaid interest, if any, thereon to the date of repurchase with certain net cash proceeds of certain sales or other dispositions of assets in accordance with the Indenture.

11.      REGISTRATION RIGHTS.

                  Pursuant to the Registration Rights Agreement, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for the Company's 11 3/4% Senior Subordinated Notes due 2009, which shall have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Securities. The Holders of the Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

12.      DENOMINATIONS; TRANSFER; EXCHANGE.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

13.      PERSONS DEEMED OWNERS.

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.

14.      UNCLAIMED FUNDS.

                  If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

15.      DISCHARGE PRIOR TO REDEMPTION OR MATURITY.

                  The Company and the Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guarantees except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantees, in each case upon satisfaction of certain conditions specified in the Indenture.

16.      AMENDMENT; SUPPLEMENT; WAIVER.

                  Subject to certain exceptions, the Indenture, the Securities and the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

17.      RESTRICTIVE COVENANTS.

                  The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries of the Company to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with affiliates. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

18.      DEFAULTS AND REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

19.      TRUSTEE DEALINGS WITH COMPANY.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

20.      NO RECOURSE AGAINST OTHERS.

                  No stockholder, director, officer or employee, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21.      AUTHENTICATION.

                  This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

22.      ABBREVIATIONS AND DEFINED TERMS.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

23.      GOVERNING LAW.

                  This Security shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

24.      CUSIP NUMBERS.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

25.      INDENTURE.

                  Each Holder, by accepting a Security, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                  The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: Avado Brands, Inc., Hancock at Washington, Madison, GA 30650, Attn: Chief Financial Officer.

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)

--------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint                                         agent to
                        ---------------------------------------
transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                      Signed:
        -----------------          -------------------------
                                   (Sign exactly as name appears on the other side of this Security)


Signature Guarantee:
                                            ----------------------------------
                                            Participant in a recognized
                                            Signature Guarantee Medallion
                                            Program (or other signature
                                            guarantor program reasonably
                                            acceptable to the Trustee)

                  In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) June 22, 2001, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Security is being transferred:

                                   [CHECK ONE]


(1)         __       to the Company or a subsidiary thereof; or

(2)         __       pursuant to and in compliance with Rule 144A under
                     the Securities Act; or

(3)         __       to an institutional "accredited investor" (as defined in
                     Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)         __       outside the United States to a "foreign person" in
                     compliance with Rule 904 of Regulation S under the Securities Act; or

(5)         __       pursuant to the exemption from registration provided by
                     Rule 144 under the Securities Act; or

(6)         __       pursuant to an effective registration statement under the
                     Securities Act; or

(7)         __       pursuant to another available exemption from the
                     registration requirements of the Securities Act;

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate"):

                  /_/      The transferee is an Affiliate of the Company.

                  Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED that if box (3), (4),
(5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an ex-emption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated:                             Signed:
        ------------------                  ------------------------
                                            (Sign exactly as name appears on the
                                             other side of this Security)


Signature Guarantee:
                      -----------------------------------------


              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED


                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:
        ------------------                    --------------------------------
                                              NOTICE:  To be executed by
                                                       an executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

Section 4.15 [      ] Section 4.16 [       ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount: $
                              -----------

Dated:                       Signed:
       -----------------               -----------------------------------------
                                      (Sign exactly as name appears on the other
                                       side of this Security)

Signature Guarantee:
                      ------------------------------------
                      Participant in a recognized
                      Signature Guarantee Medallion
                      Program (or other signature
                      guarantor program reasonably
                      acceptable to the Trustee)

                                                                       EXHIBIT B


                             [FORM OF EXCHANGE NOTE]

                               [FACE OF SECURITY]

                               AVADO BRANDS, INC.
                        11 3/4% Senior Subordinated Note
                                due June 15, 2009


                                                                       CUSIP No.
No.                                                                            $

                  AVADO BRANDS, INC., a Georgia corporation (the "Company", which term includes any successor corporation), for value received promises
to pay to or registered assigns, the principal sum of $        Dollars, on
June 15, 2009.

                  Interest Payment Dates: June 15 and December 15, commencing December 15, 1999.

                  Record Dates:  June 1 and December 1.

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated: June 22, 1999
                                        AVADO BRANDS, INC.


                                        By:
                                              -----------------------------
                                               Name:
                                               Title:


                                        By:
                                              -----------------------------
                                               Name:
                                               Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                  This is one of the 11 3/4% Senior Subordinated Notes due 2009 described in the within-mentioned Indenture.



                                                 SUNTRUST BANK, ATLANTA,
                                                     as Trustee


                                                     By:
                                                           ---------------------
                                                           Authorized Signatory



Dated:  June 22, 1999

                              [REVERSE OF SECURITY]

                               AVADO BRANDS, INC.


                        11 3/4% Senior Subordinated Note
                                due June 15, 2009

1.       INTEREST.

                  AVADO BRANDS, INC., a Georgia corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on June 15 and December 15 of each year (the "Interest Payment Date"), commencing December 15, 1999. Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including June 22, 1999. Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand at the rate borne by this Security plus 2% and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.       METHOD OF PAYMENT.

                  The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of federal funds, or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.       PAYING AGENT AND REGISTRAR.

                  Initially, SunTrust Bank, Atlanta (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar or co-Registrar.

4.       INDENTURE.

                  The Company issued the Securities under an Indenture, dated as of June 22, 1999 (the "Indenture"), among the Company, the Guarantors named therein and the Trustee. This Security is one of a duly authorized issue of Exchange Notes of the Company designated as its 11 3/4% Senior Subordinated Notes due 2009 (the "Securities"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $100,000,000.

5.       SUBORDINATION.

                  The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Debt of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

6.       OPTIONAL REDEMPTION.

                  The Company may redeem the Securities, in whole at any time or in part from time to time, on and after June 15, 2004, upon not less than 30 nor more than 60 days notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on June 15 of the years set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

      YEAR                                                        PERCENTAGE
      ----                                                        ----------
      2004............................................            105.875%
      2005............................................            103.917%
      2006............................................            101.959%
      2007 and thereafter.............................            100.000%

7.       OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERINGS.

                  At any time, or from time to time, on or prior to June 15, 2002, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings to redeem up to 35% in aggregate principal amount of the Securities issued under the Indenture at a redemption price equal to 111.75% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of REDEMPTION; provided, HOWEVER, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least 65% of the aggregate amount of the Securities issued under the Indenture. In order to effect the foregoing redemption with the net cash proceeds of any Public Equity Offering, the Company shall make such redemption not more than 90 days after the consummation of any such Public Equity Offering.

                  As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Capital Stock of the Company (other than Redeemable Stock) pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

8.       NOTICE OF REDEMPTION.

                  Notice of redemption shall be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption, subject to the provisions of the Indenture.

9.       CHANGE OF CONTROL OFFER.

                  Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

10.      LIMITATION ON ASSET SALES.

                  The Company is, subject to certain conditions, obligated to make an offer to purchase Securities at 100% of their principal amount, plus accrued and unpaid interest, if any, thereon to the date of repurchase with certain net cash proceeds of certain sales or other dispositions of assets in accordance with the Indenture.

11.      DENOMINATIONS; TRANSFER; EXCHANGE.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

12.      PERSONS DEEMED OWNERS.

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.

13.      UNCLAIMED FUNDS.

                  If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

14.      DISCHARGE PRIOR TO REDEMPTION OR MATURITY.

                  The Company and the Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guarantees except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantees, in each case upon satisfaction of certain conditions specified in the Indenture.

15.      AMENDMENT; SUPPLEMENT; WAIVER.

                  Subject to certain exceptions, the Indenture, the Securities and the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

16.      RESTRICTIVE COVENANTS.

                  The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to sell assets, to permit restrictions on dividends and other payments by Restricted

Subsidiaries of the Company to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with affiliates. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

17.      DEFAULTS AND REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

18.      TRUSTEE DEALINGS WITH COMPANY.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

19.      NO RECOURSE AGAINST OTHERS.

                  No stockholder, director, officer or employee, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

20.      AUTHENTICATION.

                  This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

21.      ABBREVIATIONS AND DEFINED TERMS.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

22.      GOVERNING LAW.

                  This Security shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

23.      CUSIP NUMBERS.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

24.      INDENTURE.

                  Each Holder, by accepting a Security, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                  The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: Avado Brands, Inc., Hancock at Washington, Madison, GA 30650, Attn: Chief Financial Officer.

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to

---------------------------------------------------------------

---------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)

---------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint                                         agent to
                        ---------------------------------------
transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                                   Signed:
       -----------------                          --------------------------
                                                  (Sign exactly as name
                                                  appears on the other side
                                                  of this Security)

Signature Guarantee:
                                  ---------------------------------------
                                  Participant in a recognized
                                  Signature Guarantee Medallion
                                  Program (or other signature
                                  guarantor program reasonably
                                  acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

Section 4.15 [      ] Section 4.16 [       ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount: $
                              -----------


Dated:                      Signed:
       -----------------           --------------------------
                                   (Sign exactly as name appears on the other side of this Security)

Signature Guarantee:
                       ------------------------------------
                       Participant in a recognized
                       Signature Guarantee Medallion
                       Program (or other signature
                       guarantor program reasonably
                       acceptable to the Trustee)

                                                                       EXHIBIT C

                                    GUARANTEE


                  For value received, each of the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Security the cash payments in United States dollars of principal of, premium, if any, and interest on this Security in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture (as defined below) or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article Eleven of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture dated as of June 22, 1999, among Avado Brands, Inc., a Georgia corporation, as issuer (the "Company"), the Guarantors named therein and SunTrust Bank, Atlanta, as trustee (the "Trustee"), as amended or supplemented (the "Indenture").

                  The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Eleven of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

                  THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. The undersigned Guarantor hereby agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Guarantee.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                  IN WITNESS WHEREOF, each Guarantor has caused its Guarantee to be duly executed.

                                               GUARANTORS


                                        DON PABLO'S HOLDING CORP.


                                        By:
                                            -----------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                        DON PABLO'S OPERATING CORP.


                                        By:
                                            -----------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                        DON PABLO'S LIMITED, INC.


                                        By:
                                            -----------------------
                                            Louis J. Profumo, President



                                        DON PABLO'S OF TEXAS, LP


                                        By: Don Pablo's Operating Corp.,
                                              general partner


                                        By:
                                            -----------------------
                                           Louis J. Profumo,
                                           Senior Vice President


                                         CANYON CAFE OPERATING CORP.


                                         By:
                                             -----------------------
                                            Louis J. Profumo,
                                            Senior Vice President

                                         CANYON CAFE TX GENERAL, INC.


                                         By:
                                             -----------------------
                                            Louis J. Profumo,
                                            Senior Vice President


                                         CANYON CAFE LIMITED, INC.


                                         By:
                                             -----------------------
                                            Louis J. Profumo, President


                                         CANYON CAFE OF TEXAS, LP


                                         By:  Canyon Cafe TX General,
                                               Inc., general partner


                                         By:
                                             -----------------------
                                              Louis J. Profumo,
                                              Senior Vice President


                                         AVADO VENTURES, INC.


                                         By:
                                             -----------------------
                                              Louis J. Profumo, President


                                         AVADO PROPERTIES, INC.


                                         By:
                                             -----------------------
                                              Louis J. Profumo, President


                                         MCCORMICK & SCHMICK
                                               HOLDING CORP.


                                         By:
                                             -----------------------
                                              Louis J. Profumo,

                                         Senior Vice President


                                         MCCORMICK & SCHMICK
                                             OPERATING CORP.


                                         By:
                                             -----------------------
                                              Louis J. Profumo,
                                              Senior Vice President


                                         MCCORMICK & SCHMICK TX
                                              GENERAL, INC.


                                         By:
                                             -----------------------
                                             Louis J. Profumo,
                                             Senior Vice President


                                         MCCORMICK & SCHMICK LIMITED, INC.


                                         By:
                                             -----------------------
                                             Louis J. Profumo,
                                             Senior Vice President


                                         MCCORMICK & SCHMICK OF TEXAS, LP


                                         By:  McCormick & Schmick TX
                                              General, Inc., general partner


                                         By:
                                             -----------------------
                                             Louis J. Profumo,
                                             Senior Vice President


                                         MCCORMICK & SCHMICK'S
                                            SCP VIII, INC.


                                         By:
                                             -----------------------

                                             Jerry R. Kelso,
                                             Vice President of Finance


                                         MCCORMICK & SCHMICK'S
                                         RMP III, INC.


                                         By:
                                             -----------------------
                                             Jerry R. Kelso,
                                             Vice President of Finance


                                         HOPS GRILL & BAR, INC.


                                         By:
                                             -----------------------
                                             Terence M. Terenzi,
                                             Vice President-Finance


                                         CYPRESS COAST CONSTRUCTION
                                                   CORPORATION


                                         By:
                                             -----------------------
                                             Terence M. Terenzi,
                                             Vice President-Finance


                                         HOPS MARKETING, INC.


                                         By:
                                             -----------------------
                                             Terence M. Terenzi,
                                             Vice President-Finance

                                         HOPS OF SOUTHWEST FLORIDA, LTD.


                                         By:  Hops of Southwest Florida,
                                         Inc., general partner


                                         By:
                                             -----------------------
                                         Terence M. Terenzi,
                                         Vice President-Finance


                                         HOPS OF BRADENTON, LTD.


                                         By:  Hops of Southwest Florida,
                                              Inc., general partner

                                         By:
                                             -----------------------
                                         Terence M. Terenzi,
                                         Vice President-Finance

                                                                       EXHIBIT D


                            Form of Certificate To Be
                          Delivered in Connection with
                    TRANSFERS TO NON-QIB ACCREDITED INVESTORS


                                                                          [Date]






Attention:


                  Re:      Avado Brands, Inc.
                           11 3/4% Senior Subordinated Notes due 2009
                           (the "Securities")
                           -------------------------------------------------


Ladies and Gentlemen:

                  In connection with our proposed purchase of the Securities of Avado Brands, Inc. (the "Company"), we confirm that:

                  1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated June 16, 1999 relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Notices to Investors" of the Offering Memorandum, including the restrictions on duplication and circulation of the Offering Memorandum.

                  2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture relating to the Securities (as described in the Offering Memorandum) and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell or otherwise transfer any Securities prior to the date which is two years after the original issuance of the Securities, we will do so only (i) to the Company or any of its subsidiaries, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture relating to the Securities), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities, (iv) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or
(vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

                  4. We are not acquiring the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974), except as permitted in the section entitled "Notices to Investors" of the Offering Memorandum.

                  5. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) and have such knowledge and experi-ence in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                  7. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,


                                           By:
                                                 -------------------------------

                                                  Name:
                                                  Title:

                                                                       EXHIBIT E


                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            PURSUANT TO REGULATION S


                                                                          [Date]





Attention:



                 Re:       Avado Brands, Inc. (the "Company")
                           11 3/4% Senior Subordinated Notes due 2009
                           (the "Securities")
                           -----------------------------------------------


Ladies and Gentlemen:

                  In connection with our proposed sale of $ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,

                                            [Name of Transferor]


                                            By:
                                               ------------------------------
                                            Authorized Signature